UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Annual Report

June 30, 2022

PIMCO Flexible Credit Income Fund | PFLEX

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Flexible Credit Income Fund’s Annual Report, which covers the 12-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, third quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 2.3%. Economic activity accelerated during the fourth quarter, as GDP growth was 6.9%. However, the U.S. economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on July 27, 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its September 2022 meeting. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO INTERVAL FUNDS

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -7.91%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -12.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -19.25%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -19.28%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -10.62%. Global equities, as represented by the MSCI World Index, returned -14.34%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -25.28%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -6.54%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $75 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. In terms of other commodities prices, copper declined, whereas gold rose during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.59%, 11.95% and 18.13% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Credit Income Fund investment, please contact your financial adviser, or call the Fund’s shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

ANNUAL REPORT	JUNE 30, 2022	3

Letter from the Chair of the Board & President (Cont.)

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERVAL FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Consolidated Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

ANNUAL REPORT	JUNE 30, 2022	5

Important Information About the Fund (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

The Fund may invest, either directly or indirectly through its wholly-owned and controlled subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, residential or other loans. When acquiring and/or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a

6	PIMCO INTERVAL FUNDS

“Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the Investment Company Act of 1940 (the “Act”) and are not subject to all of the investor protections of the Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this report and could adversely affect the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the repurchase of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that the Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund. As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception date and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4	Diversification Status

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	01/29/21	10/28/19	11/09/20	11/30/18	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service

ANNUAL REPORT	JUNE 30, 2022	7

Important Information About the Fund (Cont.)

providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers;

8	PIMCO INTERVAL FUNDS

(2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related recordkeeping requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

ANNUAL REPORT	JUNE 30, 2022	9

PIMCO Flexible Credit Income Fund

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

Non-Agency Mortgage-Backed Securities	24.3%
Loan Participations and Assignments	23.7%
Corporate Bonds & Notes	21.8%
Asset-Backed Securities	18.0%
Short-Term Instruments	3.6%
Common Stocks	2.2%
Preferred Securities	2.1%
Sovereign Issues	1.1%
Municipal Bonds & Notes	1.1%
Other	2.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (2/22/17)
PIMCO Flexible Credit Income Fund Institutional Class	(10.88)%	3.73%	4.31%
PIMCO Flexible Credit Income Fund A-1	(11.34)%	3.17%	3.73%
PIMCO Flexible Credit Income Fund A-2	(11.34)%	2.99%	3.57%
PIMCO Flexible Credit Income Fund A-2 (adjusted)	(13.14)%	2.58%	3.19%
PIMCO Flexible Credit Income Fund A-3	(11.56)%	2.80%	3.37%
PIMCO Flexible Credit Income Fund A-4	(11.56)%	2.94%	3.52%
PIMCO Flexible Credit Income Fund A-4 (adjusted)	(13.36)%	2.32%	2.93%
ICE BofAML US High Yield Index	(12.66)%	1.95%	2.27%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

10	PIMCO INTERVAL FUNDS

Institutional Class - PFLEX	Class A-1 - PFAIX	Class A-2 - PFALX
Class A-3 - PFASX	Class A-4 - PFFLX

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end was 3.06% for Institutional Class, 3.56% for Class A-1 share, 3.56% for Class A-2 shares, 3.81% for Class A-3 shares and 3.81% for Class A-4 shares. As of June 30, 2022, the Fund’s Total Effective Leverage (1) was 41%.

[1]

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in asset backed securities, most notably student loans, contributed to absolute performance, as select securities posted positive returns.

»	Exposure to select corporate special situation positions contributed to absolute performance, as select issuers posted positive returns.

»	Short interest rate positioning, especially in the long end of the curve, contributed to absolute performance, as rates increased.

»	Exposure to corporate credit detracted from absolute performance, as corporate credit posted negative returns.

»	Exposure to emerging market debt detracted from absolute performance, as emerging market debt posted negative returns.

»	Exposure to mortgage credit detracted from absolute performance, as mortgage credit posted negative returns.

ANNUAL REPORT	JUNE 30, 2022	11

Index Descriptions

Index*	Description

ICE BofAML US High Yield Index	ICE BofAML U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

*	It is not possible to invest directly in an unmanaged index.

12	PIMCO INTERVAL FUNDS

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ANNUAL REPORT	JUNE 30, 2022	13

Financial Highlights PIMCO Flexible Credit Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

06/30/2022	$9.68	$0.89	$(1.88)	$(0.99)	$(0.80)	$0.00	$0.00	$(0.80)

06/30/2021	8.21	0.84	1.40	2.24	(0.77)	0.00	0.00	(0.77)

06/30/2020	10.09	0.73	(1.61)	(0.88)	(1.00)	0.00	0.00	(1.00)

06/30/2019	10.28	0.92	(0.10)	0.82	(1.01)	0.00	0.00	(1.01)

06/30/2018	10.32	0.71	0.00	0.71	(0.75)	0.00	0.00	(0.75)

Class A-1

06/30/2022	9.68	0.90	(1.94)	(1.04)	(0.75)	0.00	0.00	(0.75)

1/29/2021 - 6/30/2021	9.34	0.32	0.36	0.68	(0.34)	0.00	0.00	(0.34)

Class A-2

06/30/2022	9.68	0.85	(1.89)	(1.04)	(0.75)	0.00	0.00	(0.75)

06/30/2021	8.21	0.78	1.38	2.16	(0.69)	0.00	0.00	(0.69)

10/28/2019 - 06/30/2020	9.82	0.40	(1.33)	(0.93)	(0.68)	0.00	0.00	(0.68)

Class A-3

06/30/2022	9.68	0.83	(1.89)	(1.06)	(0.73)	0.00	0.00	(0.73)

11/09/2020 - 06/30/2021	8.89	0.48	0.75	1.23	(0.44)	0.00	0.00	(0.44)

Class A-4

06/30/2022	9.68	0.82	(1.88)	(1.06)	(0.73)	0.00	0.00	(0.73)

06/30/2021	8.21	0.77	1.39	2.16	(0.69)	0.00	0.00	(0.69)

06/30/2020	10.09	0.64	(1.60)	(0.96)	(0.92)	0.00	0.00	(0.92)

11/30/2018 -06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.89	(10.97)%	$2,488,404	2.54%		2.54%		2.10%		2.10%		9.73%		35%

9.68	28.02	1,971,964	3.06		3.06		2.30		2.30		9.19		34

8.21	(9.21)	1,301,140	3.77		3.78		2.23		2.24		8.00		17

10.09	8.52	931,335	3.91		3.92		2.18		2.19		9.17		13

10.28	6.98	538,772	3.09		3.11		1.98		2.00		6.84		14

7.89	(11.43)	9,658	3.04		3.04		2.60		2.60		10.30		35

9.68	7.39	11	3.56	*	3.56	*	2.80	*	2.80	*	8.10	*	34

7.89	(11.45)	87,001	3.04		3.04		2.60		2.60		9.37		35

9.68	27.00	39,835	3.56		3.56		2.80		2.80		8.44		34

8.21	(9.77)	5,476	4.27	*	4.28	*	2.73	*	2.74	*	7.32	*	17

7.89	(11.66)	255,741	3.29		3.29		2.85		2.85		9.15		35

9.68	14.01	88,868	3.81	*	3.81	*	3.05	*	3.05	*	7.81		34

7.89	(11.66)	150,498	3.29		3.29		2.85		2.85		8.99		35

9.68	27.05	116,482	3.81		3.81		3.05		3.05		8.42		34

8.21	(9.95)	71,662	4.52		4.53		2.98		2.99		7.07		17

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	14

ANNUAL REPORT	JUNE 30, 2022	15

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$4,868,237

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,515
Over the counter	22,301
Deposits with counterparty	144,564
Foreign currency, at value	3,676
Receivable for investments sold	156,117
Receivable for Fund shares sold	24,681
Interest and/or dividends receivable	52,466
Other assets	5

Total Assets	5,276,562

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,936,348
Payable for short sales	1,484

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,655
Over the counter	5,051
Payable for investments purchased	234,064
Payable for investments purchased on a delayed-delivery basis	2,535
Payable for unfunded loan commitments	27,029
Deposits from counterparty	22,968
Distributions payable to common shareholders	42,229
Overdraft due to custodian	3,262
Accrued management fees	5,165
Accrued servicing fees	294
Other liabilities	176

Total Liabilities	2,285,260

Net Assets	$2,991,302

Net Assets Consist of:

Par value^	$4
Paid in capital in excess of par	3,610,294
Distributable earnings (accumulated loss)	(618,996)

Net Assets	$2,991,302

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

Net Assets:

Institutional Class	$2,488,404
Class A-1	9,658
Class A-2	87,001
Class A-3	255,741
Class A-4	150,498

Common Shares Outstanding:

Institutional Class	315,574
Class A-1	1,225
Class A-2	11,034
Class A-3	32,429
Class A-4	19,085

Net Asset Value Per Common Share(a)

Institutional Class	$7.89
Class A-1	7.89
Class A-2	7.89
Class A-3	7.89
Class A-4	7.89

Cost of investments in securities	$5,548,017
Cost of foreign currency held	$4,121
Proceeds received on short sales	$1,526
Cost or premiums of financial derivative instruments, net	$10,591

* Includes repurchase agreements of:	$138,800

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	JUNE 30, 2022	17

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Year Ended June 30, 2022
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$328,636
Dividends, net of foreign taxes**	8,411
Total Income	337,047

Expenses:

Management fees	57,577
Distribution and/or servicing fees - Class A-1	25
Distribution and/or servicing fees - Class A-2	363
Distribution and/or servicing fees - Class A-3	1,558
Distribution and/or servicing fees - Class A-4	1,019
Trustee fees and related expenses	226
Interest expense	12,013
Miscellaneous expense	35
Total Expenses	72,816

Net Investment Income (Loss)	264,231

Net Realized Gain (Loss):

Investments in securities	73,989
Exchange-traded or centrally cleared financial derivative instruments	3,652
Over the counter financial derivative instruments	52,394
Foreign currency	2,540

Net Realized Gain (Loss)	132,575

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(754,790)
Exchange-traded or centrally cleared financial derivative instruments	(16,560)
Over the counter financial derivative instruments	3,400
Foreign currency assets and liabilities	2,567

Net Change in Unrealized Appreciation (Depreciation)	(765,383)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(368,577)

* Foreign tax withholdings - Interest	$583
** Foreign tax withholdings - Dividends	$22

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Year Ended June 30, 2022	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$264,231	$154,848
Net realized gain (loss)	132,575	(75,161)
Net change in unrealized appreciation (depreciation)	(765,383)	325,144

Net Increase (Decrease) in Net Assets Resulting from Operations	(368,577)	404,831

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(202,222)	(132,114)
Class A-1	(403)	0	(a)
Class A-2	(5,973)	(1,035)
Class A-3	(16,651)	(1,029	)(b)
Class A-4	(10,771)	(6,975)

Total Distributions to Common Shareholders(c)	(236,020)	(141,153)

Common Share Transactions:*

Receipts for shares sold	1,725,508	883,501
Issued as reinvestment of distributions	79,720	36,739
Cost of shares repurchased	(426,489)	(345,036)
Net increase (decrease) resulting from common share transactions	1,378,739	575,204

Total Increase (Decrease) in Net Assets	774,142	838,882

Net Assets:

Beginning of year	2,217,160	1,378,278
End of year	$2,991,302	$2,217,160

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of Class A-1 was January 29, 2021.
(b)	Inception date of Class A-3 was November 9, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2022	19

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Year Ended June 30, 2022 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(368,577)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,633,369)
Proceeds from sales of long-term securities	2,000,407
(Purchases) Proceeds from sales of short-term portfolio investments, net	(103,844)
(Increase) decrease in deposits with counterparty	(95,788)
(Increase) decrease in receivable for investments sold	(81,729)
(Increase) decrease in interest and/or dividends receivable	(21,100)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(13,485)
Proceeds from (Payments on) over the counter financial derivative instruments	52,446
(Increase) decrease in other assets	(5)
Increase (decrease) in payable for investments purchased	23,504
Increase (decrease) in payable for unfunded loan commitments	(5,060)
Increase (decrease) in deposits from counterparty	(796)
Increase (decrease) in accrued management fees	1,332
Increase (decrease) in accrued servicing fees	171
Proceeds from (Payments on) short sales transactions, net	1,526
Proceeds from (Payments on) foreign currency transactions	4,384
Increase (decrease) in other liabilities	35
Net Realized (Gain) Loss
Investments in securities	(73,989)
Exchange-traded or centrally cleared financial derivative instruments	(3,652)
Over the counter financial derivative instruments	(52,394)
Foreign currency	(2,540)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	754,790
Exchange-traded or centrally cleared financial derivative instruments	16,560
Over the counter financial derivative instruments	(3,400)
Foreign currency assets and liabilities	(2,567)
Net amortization (accretion) on investments	(32,152)
Net Cash Provided by (Used for) Operating Activities	(1,639,292)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,737,064
Payments on shares repurchased	(426,489)
Increase (decrease) in overdraft due to custodian	(3,622)
Cash distributions paid*	(141,643)
Proceeds from reverse repurchase agreements	8,495,532
Payments on reverse repurchase agreements	(8,026,383)
Net Cash Received from (Used for) Financing Activities	1,634,459

Net Increase (Decrease) in Cash and Foreign Currency	(4,833)

Cash and Foreign Currency:

Beginning of year	8,509
End of year	$3,676
*Reinvestment of distributions	$79,720

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$9,323
Non Cash Payment in Kind	$17,323

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 162.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 38.5%

AAdvantage Loyalty IP Ltd.
5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$4,700	$4,503

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 «~		2,800	2,583

Alorica, Inc.
8.250% (LIBOR03M + 6.000%) due 12/11/2025 «~		10,304	9,897

AmSurg Corp.
13.000% due 04/30/2028 «		86,315	80,273

AP Core Holdings LLC
7.166% (LIBOR01M + 5.500%) due 09/01/2027 ~		18,949	17,886

Caesars Resort Collection LLC
4.416% (LIBOR01M + 2.750%) due 12/23/2024 ~		17,635	17,025

Carnival Corp.
3.750% - 3.975% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	15,517	15,082
6.127% (LIBOR06M + 3.250%) due 10/18/2028 «~		$3,919	3,527

Casino Guichard-Perrachon SA
4.000% (EUR003M + 4.000%) due 08/31/2025 ~	EUR	9,200	8,689

Cassini SAS
TBD% due 03/28/2026		43,458	37,629

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 07/14/2026 ~		$4,571	4,139

Clear Channel Outdoor Holdings, Inc.
4.739% (LIBOR03M + 3.500%) due 08/21/2026 ~		26,734	23,017

Commercial Mortgage Trust, Inc
1.000% due 03/28/2026	EUR	6,732	5,829

Coty, Inc.
2.500% (EUR003M + 2.500%) due 04/07/2025 ~		9,783	9,509
3.410% (LIBOR01M + 2.250%) due 04/07/2025 ~		$1,320	1,262

Diamond Sports Group LLC
9.181% due 05/26/2026		46,408	45,828

Diebold, Inc.
4.000% - 5.000% (LIBOR03M + 2.750%) due 11/06/2023 ~		12,860	10,915

DirecTV Financing LLC
6.666% (LIBOR01M + 5.000%) due 08/02/2027 ~		5,129	4,743

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Envision Healthcare Corp.
TBD% due 04/30/2027 µ		$6,692	$6,609
TBD% due 04/30/2027		36,808	36,348

Exgen Texas Power LLC
7.750% (LIBOR03M + 6.750%) due 10/08/2026 «~		36,929	37,128

Fifth Avenue Trust
6.824% (LIBOR01M + 5.500%) due 08/27/2025 «~		8,983	8,560

Forest Park Corp.
5.780% due 12/11/2024 «		365	377

Frontier Communications Corp.
5.150% - 6.063% (LIBOR03M + 3.750%) due 05/01/2028 ~		3,767	3,539

Gateway Casinos & Entertainment Ltd.
9.590% (LIBOR03M + 8.000%) due 10/15/2027 ~		54,316	53,671
9.590% due 10/18/2027 «	CAD	11,886	9,130

Gibson Brands, Inc.
6.411% (LIBOR03M + 5.000%) due 08/11/2028 ~		$6,070	5,265

Instant Brands Holdings, Inc.
6.400% - 7.076% (LIBOR03M + 5.000%) due 04/12/2028 ~		16,015	12,865

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		13,924	12,775

Kiwi VFS Sub SARL
7.000% due 05/16/2029 «~	EUR	34,650	35,757
8.689% due 05/16/2029 «	GBP	6,551	7,858

Kronos Acquisition Holdings, Inc.
7.649% due 12/22/2026 «		$13,930	13,651

Lealand Finance Co. BV
4.666% (LIBOR01M + 3.000%) due 06/28/2024 «~		171	107

Lealand Finance Co. BV (2.666% Cash and 3.000% PIK)
5.666% (LIBOR01M + 1.000%) due 06/30/2025 ~(c)		2,367	1,213

LifeMiles Ltd.
6.825% (LIBOR03M + 5.250%) due 08/30/2026 ~		7,058	6,639

MLM 13648 2018-RLT1
8.000% due 06/01/2023 «†(k)		6,455	6,384

Montgomery Plaza Apartments
5.900% due 11/11/2024 «		411	425

NAC Aviation 29 DAC
TBD% due 06/30/2026 «		29,985	25,195

Otterham Property Finance Designated Activity Co.
3.000% (EUR003M + 3.000%) due 09/03/2026 «~(k)	EUR	18,137	19,007

Park Springs Apartments
7.000% due 02/01/2023 «		$1,684	1,699

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	21

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Preylock Reitman Santa Cruz LLC
6.824% (LIBOR01M + 5.500%) due 11/09/2022 «~(k)		$7,900	$7,831

Profrac Services LLC
10.007% due 03/04/2025 «		22,713	22,372

Project Anfora Senior
2.750% (EUR003M + 2.750%) due 10/01/2026 «~(k)	EUR	36,091	36,831

Project Quasar Pledgco SLU
3.250% (EUR003M + 3.250%) due 03/15/2026 «~		16,415	16,930

Promotora de Informaciones SA
1.000% due 06/30/2026 «		8,200	8,515
4.500% (EUR003M + 4.750%) due 11/30/2022 «~		1,000	870
5.250% (EUR003M + 5.250%) due 12/31/2026 ~		54,111	50,893
9.000% (EUR003M + 8.000%) due 06/30/2027 ~		13,718	13,028

PUG LLC
5.166% (LIBOR01M + 3.500%) due 02/12/2027 ~		$70	64

Quantum Bidco Ltd.
6.582% - 7.632% due 01/29/2028	GBP	7,000	7,094

Redstone Holdco 2 LP
8.975% (LIBOR03M + 7.750%) due 04/27/2029 ~		$6,000	5,200

Rising Tide Holdings, Inc.
9.916% (LIBOR01M + 8.250%) due 05/25/2029 ~		2,779	2,473

Royal Caribbean Cruises Ltd.
0.500% - 2.809% (LIBOR01M + 1.300%) due 10/12/2022 ~µ		22,400	21,952

Sasol Ltd.
0.560% - 3.663% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		9,812	9,719

Sequa Mezzanine Holdings LLC
8.303% (LIBOR03M + 6.750%) due 11/28/2023 ~		22,456	22,362

Sigma Bidco BV
6.320% (WIBOR03M + 3.500%) due 07/02/2025 ~	PLN	31,527	5,100

Softbank Vision Fund
5.000% due 12/21/2025 «		$34,921	34,921

Steenbok Lux Finco 1 SARL (10.000% PIK)
10.000% (LIBOR03M) due 12/31/2022 ~(c)	EUR	40,251	25,520

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 «~(c)		67,683	43,621

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Steenbok Lux Finco 2 SARL (7.875% PIK)
7.875% (EUR003M) due 12/29/2022 ~(c)	EUR	11,428	$11,931

Stillwater Partners LLC
5.520% due 05/01/2024 «		$378	378

Sunseeker International Ltd.
TBD% - 6.739% (LIBOR03M + 5.500%) due 10/31/2028 «~µ		31,800	31,438

Syniverse Holdings, Inc.
8.286% due 05/13/2027		46,234	40,802

Team Health Holdings, Inc.
4.416% (LIBOR01M + 2.750%) due 02/06/2024 ~		43,611	38,960

Telemar Norte Leste SA
TBD% due 02/26/2035 «		56,617	19,816
1.750% (LIBOR12M) due 02/26/2035 «~		16,382	5,734
3.085% (LIBOR12M + 1.750%) due 02/26/2035 «~		11,728	4,102

U.S. Renal Care, Inc.
6.688% (LIBOR01M + 5.000%) due 06/26/2026 ~		38,770	26,697
7.188% (LIBOR01M + 5.500%) due 06/26/2026 «~		1,686	1,176

United Airlines, Inc.
5.150% - 5.392% (LIBOR01M + 3.750%) due 04/21/2028 ~		2,469	2,299

Veritas U.S., Inc.
7.250% (LIBOR03M + 5.000%) due 09/01/2025 ~		8,598	7,088

Viad Corp.
6.666% (LIBOR01M + 5.000%) due 07/30/2028 «~		6,253	5,878

Walgreens
5.890% due 03/01/2025 «		1,012	1,036
6.000% due 03/06/2030 «		656	716

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		7,939	4,764

Windstream Services LLC
7.916% (LIBOR01M + 6.250%) due 09/21/2027 ~		6,991	6,571

Total Loan Participations and Assignments (Cost $1,274,960)			1,151,220

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 35.5%

BANKING & FINANCE 8.7%

ADLER Group SA
1.875% due 01/14/2026	EUR	400	$218
2.250% due 04/27/2027		2,200	1,120
2.750% due 11/13/2026		600	321

ADLER Real Estate AG
1.875% due 04/27/2023		1,000	825
3.000% due 04/27/2026		300	210

Ally Financial, Inc.
8.000% due 11/01/2031		$2	2

Armor Holdco, Inc.
8.500% due 11/15/2029		4,400	3,644

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	33,141	29,088
2.625% due 04/28/2025		20,390	18,982
3.625% due 09/24/2024		4,664	4,523
5.375% due 01/18/2028 •		9,818	6,115
8.000% due 01/22/2030 •		10,800	7,249
8.500% due 09/10/2030 •		500	347
10.500% due 07/23/2029		17,253	12,649

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,300	315

Barclays PLC
5.875% due 09/15/2024 •(i)(j)	GBP	1,200	1,354
6.375% due 12/15/2025 •(i)(j)		650	730
7.125% due 06/15/2025 •(i)(j)		4,100	4,801
7.750% due 09/15/2023 •(i)(j)		$2,410	2,374
8.000% due 06/15/2024 •(i)(j)		250	246

Claveau Re Ltd.
18.945% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		3,400	3,311

Corestate Capital Holding SA
3.500% due 04/15/2023	EUR	5,400	1,275

Corsair International Ltd.
4.850% due 01/28/2027 •		2,300	2,275
5.200% due 01/28/2029 •		1,300	1,272

Country Garden Holdings Co. Ltd.
3.875% due 10/22/2030		$300	127
6.150% due 09/17/2025		1,000	541

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)		200	174
7.500% due 07/17/2023 •(i)(j)		200	185

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		1,321	1,304

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		66	65

Fairfax India Holdings Corp.
5.000% due 02/26/2028		12,400	12,071

Farringdon Mortgages
4.080% due 07/15/2047	GBP	5,675	4,261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FloodSmart Re Ltd.
15.273% (T-BILL 3MO + 13.580%) due 03/01/2024 ~		$2,246	$2,072
19.023% (T-BILL 3MO + 17.330%) due 03/01/2024 ~		643	568

Hestia Re Ltd.
9.500% (T-BILL 3MO + 9.500%) due 04/22/2025 ~		3,520	3,495

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		1,200	905
3.625% due 09/30/2030		1,400	1,078
3.875% due 11/13/2029		800	639
4.250% due 11/07/2027		300	262
4.500% due 05/29/2029		1,200	1,001
4.625% due 06/03/2026		400	368
4.750% due 04/27/2027		1,100	994
4.950% due 11/07/2047		600	423

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (m)		5,030	4,410

Natwest Group PLC
8.000% due 08/10/2025 •(i)(j)		6,325	6,274

Navient Corp.
5.625% due 01/25/2025		139	131

Piper Sandler Cos.
5.200% due 10/15/2023		2,900	2,860

Sanders Re Ltd.
11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		6,399	6,404

Seazen Group Ltd.
4.450% due 07/13/2025		200	117
6.150% due 04/15/2023		200	149

Sunac China Holdings Ltd.
7.000% due 07/09/2025 ^(d)		300	45

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (g)		88,539	23,297

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,116	1,434
7.395% due 03/28/2024		1,506	1,887

Uniti Group LP
6.000% due 01/15/2030		$24,136	16,729
7.875% due 02/15/2025		40,204	38,919

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		22,311	19,968

Yosemite Re Ltd.
11.389% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		3,730	3,736

			260,139

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	23

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 20.0%

Altice Financing SA
5.750% due 08/15/2029		$9,526	$7,672

Altice France Holding SA
10.500% due 05/15/2027		23,800	20,017

American Airlines, Inc.
5.500% due 04/20/2026		1,300	1,199
5.750% due 04/20/2029		4,200	3,600

BCP Modular Services Finance PLC
6.125% due 11/30/2028	GBP	4,700	4,490

Boeing Co.
5.705% due 05/01/2040		$2,172	2,030
5.805% due 05/01/2050		2,179	2,005
5.930% due 05/01/2060		3,679	3,358

Bombardier, Inc.
7.125% due 06/15/2026		13,500	11,174
7.500% due 03/15/2025		5,799	5,257

Carnival Corp.
10.500% due 02/01/2026		700	698

Carvana Co.
10.250% due 05/01/2030		11,900	9,797

CGG SA
7.750% due 04/01/2027	EUR	16,600	14,874
8.750% due 04/01/2027		$22,793	19,422

Champion Path Holdings Ltd.
4.500% due 01/27/2026		8,177	5,192
4.850% due 01/27/2028		5,700	3,350

CommScope, Inc.
8.250% due 03/01/2027		2,058	1,632

Community Health Systems, Inc.
8.000% due 03/15/2026		5,637	5,150

Coty, Inc.
3.875% due 04/15/2026	EUR	22,610	21,021

Deluxe Corp.
8.000% due 06/01/2029		$2,439	1,992

DISH DBS Corp.
5.250% due 12/01/2026 (m)		10,448	8,209
5.750% due 12/01/2028		15,398	11,430

Dufry One BV
2.000% due 02/15/2027	EUR	1,608	1,269

Endurance International Group Holdings, Inc.
6.000% due 02/15/2029		$3,900	2,820

Exela Intermediate LLC
11.500% due 07/15/2026		10	3

Ferroglobe PLC
9.375% due 12/31/2025 (k)		10,808	10,916

First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,150	1,107

Fresh Market, Inc.
9.750% due 05/01/2023		50	50

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontier Communications Holdings LLC
6.000% due 01/15/2030		$6,200	$4,788

Full House Resorts, Inc.
8.250% due 02/15/2028		1,931	1,546

Greene King Finance PLC
3.368% (SONIO/N + 2.199%) due 03/15/2036 ~	GBP	200	201

Grifols Escrow Issuer SA
3.875% due 10/15/2028	EUR	4,100	3,559

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026		$4,000	3,595

iHeartCommunications, Inc.
8.375% due 05/01/2027		574	457

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		49,498	40,960

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	3,700	3,090

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		$700	424

MGM China Holdings Ltd.
4.750% due 02/01/2027		200	142
5.250% due 06/18/2025		400	307
5.875% due 05/15/2026		200	151

National Collegiate Student Loan Trust
4.755% due 06/01/2045		50	44

NCL Corp. Ltd.
5.875% due 02/15/2027 (m)		5,571	4,774

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (c)		1,580	1,730

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(d)		440	26
6.000% due 05/16/2024 ^(d)		650	41
6.000% due 11/15/2026 ^(d)		430	26

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	2,700	2,129
5.950% due 01/28/2031 (m)		$9,529	6,999
6.500% due 03/13/2027		12	10
6.625% due 06/15/2035		8,400	5,755
6.700% due 02/16/2032		26,454	20,227
6.750% due 09/21/2047 (m)		23,799	14,778
6.950% due 01/28/2060		1,816	1,123
7.690% due 01/23/2050		190	130

Petrorio Luxembourg Trading SARL
6.125% due 06/09/2026		1,846	1,701

Prosus NV
2.031% due 08/03/2032	EUR	500	363
3.832% due 02/08/2051		$11,500	6,947
4.027% due 08/03/2050		3,300	2,054

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	4,700	3,688
4.625% due 02/16/2026		300	296

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$1,100	$1,090
10.875% due 06/01/2023		4,500	4,526
11.500% due 06/01/2025		4,234	4,361

Schenck Process Holding GmbH
6.875% due 06/15/2023	EUR	4,280	4,400

Seagate HDD Cayman
4.091% due 06/01/2029		$2,700	2,327

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		5,000	4,695

Stagwell Global LLC
5.625% due 08/15/2029		1,700	1,371

Studio City Co. Ltd.
7.000% due 02/15/2027		1,200	1,042

Studio City Finance Ltd.
5.000% due 01/15/2029		1,600	829

Topaz Solar Farms LLC
4.875% due 09/30/2039		3,030	2,628
5.750% due 09/30/2039 (m)		28,282	25,722

Transocean Pontus Ltd.
6.125% due 08/01/2025		85	78

Transocean, Inc.
7.250% due 11/01/2025		346	257
7.500% due 01/15/2026		190	136
8.000% due 02/01/2027		254	171

U.S. Renal Care, Inc.
10.625% due 07/15/2027		51,399	19,403

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (c)		6,627	6,438

Vale SA
0.000% due 12/29/2049 «~(i)	BRL	313,730	25,222

Veritas U.S., Inc.
7.500% due 09/01/2025		$13,000	9,781

Victors Merger Corp.
6.375% due 05/15/2029		1,100	673

Viking Cruises Ltd.
13.000% due 05/15/2025		26,287	26,975

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		400	316

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 «(c)		110,877	105,225

Windstream Escrow LLC
7.750% due 08/15/2028		29,771	24,048

Wynn Las Vegas LLC
5.250% due 05/15/2027 (m)		3,740	3,208
5.500% due 03/01/2025		4,800	4,401

Wynn Macau Ltd.
5.125% due 12/15/2029		400	249
5.500% due 01/15/2026		5,600	3,887
5.500% due 10/01/2027		400	259

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 08/26/2028	$7,100	$4,394

		599,907

UTILITIES 6.8%

DTEK Finance PLC (3.500% Cash and 3.500% PIK)
7.500% due 12/31/2027 (c)	14,807	3,563

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023	45,418	41,898
7.125% due 02/11/2025	4,674	3,954

FEL Energy SARL
5.750% due 12/01/2040	6,028	4,386

Genesis Energy LP
8.000% due 01/15/2027	3,834	3,404

NGD Holdings BV
6.750% due 12/31/2026	1,378	613

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1,077	1,040

Oi SA (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (c)	50,338	24,713

Pacific Gas & Electric Co.
3.750% due 08/15/2042	26	18
4.000% due 12/01/2046	4	3
4.200% due 06/01/2041	4,400	3,229
4.250% due 03/15/2046	2,555	1,871
4.300% due 03/15/2045	1,575	1,148
4.400% due 03/01/2032	2,800	2,434
4.450% due 04/15/2042	3,732	2,809
4.500% due 07/01/2040 (m)	11,073	8,599
4.500% due 12/15/2041	368	271
4.550% due 07/01/2030	9,178	8,163
4.600% due 06/15/2043	20	15
4.750% due 02/15/2044	24,633	18,924
4.950% due 07/01/2050	16,566	13,249
5.250% due 03/01/2052	2,500	2,064

Peru LNG SRL
5.375% due 03/22/2030	30,662	24,838

Petrobras Global Finance BV
6.750% due 06/03/2050	14,828	12,878
6.850% due 06/05/2115	3,252	2,678

Rio Oil Finance Trust
8.200% due 04/06/2028	5,978	6,220
9.250% due 07/06/2024	2,524	2,618

Transocean Phoenix 2 Ltd.
7.750% due 10/15/2024	900	858

Transocean Poseidon Ltd.
6.875% due 02/01/2027	6,143	5,414

		201,872

Total Corporate Bonds & Notes (Cost $1,307,655)		1,061,918

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	25

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 1.4%

BANKING & FINANCE 0.5%

Corestate Capital Holding SA
1.375% due 11/28/2022	EUR	3,200	$872

PennyMac Corp.
5.500% due 03/15/2026		$18,075	15,930

			16,802

INDUSTRIALS 0.9%

DISH Network Corp.
3.375% due 08/15/2026		3,300	2,237

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (c)		10,600	8,761

NCL Corp. Ltd.
6.000% due 05/15/2024		4,000	4,453

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023		3,200	3,072

Vnet Group, Inc.
0.000% due 02/01/2026 (g)		9,000	7,414

			25,937

Total Convertible Bonds & Notes (Cost $50,307)			42,739

MUNICIPAL BONDS & NOTES 1.7%

MICHIGAN 0.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		7,200	5,781

PUERTO RICO 1.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (g)		31,295	15,609
0.000% due 11/01/2051 (g)		34,717	14,972

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (g)		3,443	1,939
4.000% due 07/01/2033		2,676	2,458
4.000% due 07/01/2035		2,405	2,160
4.000% due 07/01/2037		2,064	1,832
4.000% due 07/01/2041		1,876	1,629

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (g)		1,376	1,260
5.250% due 07/01/2023		2,988	3,044

			44,903

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		$1,200	$97

Total Municipal Bonds & Notes (Cost $55,639)			50,781

U.S. GOVERNMENT AGENCIES 0.8%

Fannie Mae
1.500% due 02/25/2036 (a)		12,596	676
1.624% (SOFR30A + 2.550%) due 02/25/2052 ~(a)		228,156	6,054
4.000% due 09/25/2051 (a)		28,518	6,432

Freddie Mac
0.700% due 11/25/2055 ~(a)		63,895	5,423
2.079% due 11/25/2045 ~(a)		24,637	2,273
3.000% due 02/25/2051 (a)		8,574	1,406
4.500% due 12/25/2050 (a)		4,459	818
5.326% due 08/15/2026 •(a)		1,473	86

Total U.S. Government Agencies (Cost $26,216)			23,168

NON-AGENCY MORTGAGE-BACKED SECURITIES 39.6%

225 Liberty Street Trust
4.803% due 02/10/2036 ~		616	561

280 Park Avenue Mortgage Trust
3.310% due 09/15/2034 •		9,645	9,191
4.018% due 09/15/2034 •		7,233	6,721

Adjustable Rate Mortgage Trust
2.164% due 02/25/2036 •		38	24
2.624% (US0001M + 1.000%) due 10/25/2035 ~		2,250	2,163
2.644% (US0001M + 1.020%) due 11/25/2035 ~		1,525	1,533
2.774% due 01/25/2035 •		2,745	2,486
3.424% due 02/25/2035 •		1,714	1,645

Alba PLC
0.000% due 12/15/2038 (g)	GBP	0	3,410
5.879% (SONIO/N + 5.119%) due 12/15/2038 ~		3,491	3,294

Anthracite Ltd.
5.678% due 06/20/2041		$6,386	306

Ashford Hospitality Trust
4.075% (US0001M + 2.750%) due 06/15/2035 ~		7,750	7,275
4.424% due 04/15/2035 •		15,356	14,036

Atrium Hotel Portfolio Trust
4.374% (US0001M + 3.050%) due 12/15/2036 ~		29,674	26,830
4.724% due 06/15/2035 •		5,250	4,801

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Austin Fairmont Hotel Trust
3.574% due 09/15/2032 •	$3,500	$3,238

BAMLL Commercial Mortgage Securities Trust
3.718% due 03/15/2037 •	4,600	4,362
3.727% due 08/14/2034 ~(m)	2,716	2,247
5.074% (US0001M + 3.750%) due 09/15/2038 ~	19,605	18,614

BAMLL Re-REMIC Trust
6.018% due 06/17/2050 ~	3,000	986

Banc of America Funding Trust
1.156% (US0001M + 0.150%) due 10/25/2036 ~	17,437	6,884
1.426% due 08/25/2047 ^~	1,548	1,381
6.000% due 07/25/2036	617	528
6.829% due 02/27/2037 ~	2,683	2,403

Banc of America Mortgage Trust
3.453% due 06/25/2034 ~	197	162
5.750% due 07/20/2032 ~	22	21

Bancorp Commercial Mortgage Trust
5.074% due 08/15/2032 •	3,790	3,763

Barclays Commercial Mortgage Securities Trust
3.811% due 02/15/2053 ~	6,000	4,321
4.874% due 07/15/2037 •	22,100	20,983

Barclays Commercial Real Estate Trust
4.715% due 08/10/2033 ~	9,680	8,624

BCAP LLC Trust
2.184% due 05/26/2037 ~	2,330	1,967
3.071% due 08/28/2037 ~	11,031	7,426
6.500% due 06/26/2037 ~	2,000	638

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	45	43

Beneria Cowen & Pritzer Collateral Funding Corp.
4.962% due 06/15/2038 •	4,900	4,562
5.958% due 06/15/2038 •(m)	3,500	3,204

BMO Mortgage Trust
3.378% due 02/15/2039 ~	12,569	10,125

BWAY Mortgage Trust
5.174% due 09/15/2036 •	7,654	7,377
6.174% due 09/15/2036 •	6,611	6,374
7.174% (US0001M + 5.850%) due 09/15/2036 ~	3,000	2,877

BX Trust
4.061% due 10/15/2036 •	3,739	3,435
4.244% (US0001M + 2.920%) due 05/15/2035 ~	5,345	5,006
4.474% (US0001M + 3.150%) due 07/15/2034 ~	9,655	9,486
4.811% due 10/15/2036 •	2,436	2,228
5.574% (US0001M + 4.250%) due 07/15/2034 ~	18,031	17,421
5.574% due 07/15/2034 •(m)	11,841	11,494

CD Mortgage Trust
5.688% due 10/15/2048	281	256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
3.342% due 03/25/2037 ^~	$49	$47

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.994% due 01/25/2036 •	3,984	2,656

Citigroup Commercial Mortgage Trust
3.635% due 05/10/2035 ~	7,500	6,961
4.124% due 12/15/2036 •	4,000	3,777
5.024% due 10/15/2036 •	13,140	12,606
5.482% due 10/15/2049	2,658	1,824
5.693% due 12/10/2049 ~	947	422

Citigroup Mortgage Loan Trust
2.820% due 11/25/2036 ~	498	389
4.250% due 02/25/2054	13,555	12,275
6.000% due 08/25/2035	3,164	2,445

Citigroup Mortgage Loan Trust, Inc.
2.651% due 08/25/2035 ~	3,096	2,888

Colony Mortgage Capital Ltd.
4.045% due 11/15/2038 •	4,575	4,226
4.741% (US0001M + 3.417%) due 11/15/2038 ~	10,700	9,848

COLT Mortgage Pass-Through Certificates
2.695% due 05/25/2065 ~	1,156	1,123
3.550% due 05/25/2065 ~	2,458	2,378
4.553% due 05/25/2065 ~	1,998	1,929

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~	2,650	454

Commercial Mortgage Trust
1.371% due 10/10/2048 ~(a)	28,636	967
3.324% (US0001M + 2.000%) due 06/15/2034 ~	2,929	2,747
5.689% due 06/10/2044 ~	1,780	1,649
7.325% (US0001M + 6.000%) due 12/15/2038 ~	5,260	5,043

Connecticut Avenue Securities Trust
4.026% due 10/25/2041 •	7,600	6,543
6.926% due 10/25/2041 •	18,950	15,940

Countrywide Alternative Loan Trust
2.004% due 07/25/2046 ^•	1,807	1,727
2.044% due 05/25/2047 •	4,501	2,974
2.104% due 12/25/2046 ^•	373	243
2.124% due 10/25/2046 •	50	72
2.392% (US0001M + 0.780%) due 12/20/2035 ~	416	117
6.845% due 02/25/2035 ~	338	164

Countrywide Home Loan Mortgage Pass-Through Trust
2.324% due 05/25/2035 •	6,971	4,116
2.981% due 09/20/2036 ~	104	94

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~	5,847	613
5.792% due 01/15/2049 ~	8,570	11,009
5.792% due 01/15/2049 ^~(d)	2,500	3,657

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	27

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
3.078% due 12/25/2033 ~		$570	$518
4.981% due 07/15/2037 ~		48	44

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032		764	526

Credit Suisse Mortgage Capital Certificates
1.156% due 10/27/2036 •		15,215	11,229
3.288% due 11/27/2037 ~		4,744	4,567
10.862% due 06/27/2037 ~		956	606

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036		489	157

Credit Suisse Mortgage Capital Trust
5.674% due 07/15/2032 •		19,836	18,386

CTDL Trust
4.750% due 05/25/2055 ~		894	838

DBGS Mortgage Trust
3.374% due 06/15/2033 •		6,900	6,471
3.924% due 06/15/2033 •		1,251	1,132
4.334% due 04/10/2037 ~		3,840	2,996
5.475% (US0001M + 4.150%) due 10/15/2036 ~(m)		6,000	5,747

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.366% due 09/28/2036 ~		3,891	3,180

DOLP Trust
3.704% due 05/10/2041 ~		14,100	10,263

DROP Mortgage Trust
4.070% due 10/15/2043 •		5,806	5,419

Dssv SARL
3.000% due 10/15/2024 «•	EUR	30,535	31,752

Eurosail PLC
0.558% due 03/13/2045 •		250	225
2.940% due 06/13/2045 •	GBP	5,421	5,114
5.090% (BP0003M + 3.500%) due 06/13/2045 ~		1,840	2,117
5.590% (BP0003M + 4.000%) due 06/13/2045 ~		1,781	1,991

Extended Stay America Trust
5.025% due 07/15/2038 •		$21,890	21,106

FIAC
0.000% due 06/25/2039 «	GBP	1,000	0

Finsbury Square PLC
6.265% due 06/16/2070 •		1,000	1,219

Freddie Mac
4.276% due 09/25/2041 •		$3,100	2,615
4.676% (SOFR30A + 3.750%) due 02/25/2042 ~		11,700	10,553
5.676% due 02/25/2042 •		5,700	5,044
7.176% due 09/25/2041 •		3,700	2,968
8.426% due 10/25/2041 •		12,000	10,350
9.426% due 02/25/2042 •		1,600	1,386

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
3.724% due 01/25/2034 •		$1,883	$1,555

GC Pastor Hipotecario FTA
0.001% (EUR003M + 0.170%) due 06/21/2046 ~	EUR	4,782	4,486

GCT Commercial Mortgage Trust
4.674% (US0001M + 3.350%) due 02/15/2038 ~		$12,000	11,240

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		1,337	1,269

Great Hall Mortgages PLC
0.000% due 06/25/2039 «	GBP	1,000	16,214

GS Mortgage Securities Corp. Trust
4.574% due 12/15/2036 •		$3,500	3,309
4.744% due 10/10/2032 ~		5,820	5,568

GS Mortgage Securities Trust
3.932% due 10/10/2035 ~		3,000	2,668

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		128	127
0.000% due 12/25/2060 ~(a)		113,997	4,230
0.165% due 12/25/2060 ~(a)		100,960	549
3.596% due 12/25/2060 ~		20,531	17,164

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 (b)(g)		45	43
0.000% due 07/25/2059 ~(a)		50,196	485
0.090% due 07/25/2059 ~(a)		45,290	161
3.813% due 07/25/2059 ~		6,871	5,298

GSMSC Resecuritization Trust
3.189% due 09/26/2037 ~		38,686	16,485

HarborView Mortgage Loan Trust
1.852% (US0001M + 0.240%) due 12/19/2036 ^~		2,899	2,738
2.255% due 03/19/2035 •		1,787	1,256

Hawksmoor Mortgage Funding PLC
4.153% due 05/25/2053 •	GBP	2,035	2,476
4.153% (SONIO/N + 3.500%) due 05/25/2053 ~		1,131	1,374

Hilton Orlando Trust
4.124% due 12/15/2034 •		$23,000	21,793
5.124% due 12/15/2034 •		2,207	2,093

Hilton USA Trust
6.155% due 11/05/2035 (m)		3,000	2,883

HPLY Trust
4.474% due 11/15/2036 •		13,871	12,816
5.224% due 11/15/2036 •		3,880	3,571

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037		7,054	3,437

Jackson Park Trust
3.350% due 10/14/2039 ~		22,447	16,840

JP Morgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~		8,799	1,852

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.881% due 01/05/2031 ~		$3,400	$3,293
4.474% due 02/15/2035 •		24,000	22,568
4.840% due 11/15/2038 •		15,000	14,005
5.474% due 02/15/2035 •		5,000	4,614
5.590% due 11/15/2038 •		1,442	1,332
6.018% due 06/15/2049 ~		14,982	3,775
7.715% (US0001M + 6.390%) due 11/15/2038 ~		21,526	19,996

JP Morgan Mortgage Trust
2.743% due 06/25/2036 ^~		8	6

JP Morgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)		7,829	1,865

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		100	21,116
1.000% due 01/01/2050 «		300	29,312

KREST Commercial Mortgage Securities Trust
3.024% due 11/05/2044 ~		15,339	11,233

Ludgate Funding PLC
0.000% due 12/01/2060 «~	GBP	750,000	3,181

LUXE Commercial Mortgage Trust
4.574% (US0001M + 3.250%) due 10/15/2038 ~		$26,640	24,729

Mansard Mortgages PLC
4.072% (SONIO/N + 3.619%) due 10/15/2048 ~	GBP	2,671	3,114

MASTR Adjustable Rate Mortgages Trust
2.588% due 04/25/2035 ~		$846	582

Merrill Lynch Mortgage Investors Trust
2.359% due 07/25/2029 •		603	506

MFA Trust
3.071% due 08/25/2049 ~		1,185	1,152
4.978% due 08/25/2049 ~(m)		6,143	6,034

Morgan Stanley Capital Trust
2.824% due 05/15/2036 •		4,500	4,300
3.874% (US0001M + 2.550%) due 07/15/2035 ~		10,000	9,438
4.474% due 11/15/2034 •		17,482	16,281
5.485% due 11/14/2042 ~		7,500	3,979
5.674% due 11/15/2034 •		6,258	5,827

Morgan Stanley Mortgage Capital Holdings Trust
3.865% due 09/13/2039 ~(m)		8,006	6,739

Morgan Stanley Resecuritization Trust
3.144% due 06/26/2046 ~		8,154	6,935

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		61	57

Mortgage Funding PLC
4.790% due 03/13/2046 •	GBP	1,700	2,004

MRCD Mortgage Trust
2.718% due 12/15/2036		$6,000	5,194
4.250% due 12/15/2036		12,000	10,533
4.250% due 12/15/2036 ~		5,000	4,229

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natixis Commercial Mortgage Securities Trust
3.917% due 11/15/2032 ~		$5,600	$5,306
4.065% due 02/15/2033 •		5,000	4,952
4.193% due 04/10/2037 ~		7,000	6,101
4.325% due 11/15/2034 •		1,826	1,730
5.223% due 03/15/2035 •		4,950	4,777
5.325% (US0001M + 4.000%) due 11/15/2034 ~		792	751
6.472% (TSFR1M + 5.193%) due 03/15/2035 ~		9,950	9,579

New York Mortgage Trust
3.558% due 08/25/2061 þ		4,450	4,031

Nomura Resecuritization Trust
2.565% (US0001M + 0.190%) due 10/26/2036 ~		10,014	8,388
4.032% due 07/26/2035 ~		266	235

RBSSP Resecuritization Trust
1.706% (US0001M + 0.700%) due 10/26/2037 ~		2,428	897

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^		153	132

Residential Asset Securitization Trust
5.750% due 03/25/2037 ^		1,786	694

Residential Mortgage Securities PLC
5.090% (SONIO/N + 4.300%) due 06/20/2070 ~	GBP	4,150	4,993

Seasoned Credit Risk Transfer Trust
3.556% due 05/25/2057 ~		$18,110	8,171
4.250% due 11/25/2059 ~		6,300	5,665
5.244% due 11/25/2059 ~		10,253	4,837

Sequoia Mortgage Trust
2.260% (US0001M + 0.665%) due 10/20/2035 ~		24	21
2.540% due 10/20/2035 •		237	191
2.570% due 07/20/2033 •		74	68
3.050% due 12/20/2032 •		198	156

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		800	578

Starwood Mortgage Trust
4.324% due 04/15/2034 •		9,724	9,291
5.324% due 04/15/2034 •		6,612	6,334

Structured Adjustable Rate Mortgage Loan Trust
2.154% due 12/25/2034 •		2,046	1,557
2.274% due 10/25/2035 •		5,181	4,849

Structured Asset Mortgage Investments Trust
2.044% due 09/25/2047 ^•		2,158	2,402

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ		5,000	2,331

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 10/28/2050 •	EUR	28,284	17,101
0.000% (EUR003M + 0.190%) due 12/28/2050 ~		10,427	8,618

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	29

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tharaldson Hotel Portfolio Trust
4.600% (US0001M + 3.480%) due 11/11/2034 ~(m)	$10,957	$9,997
5.372% (US0001M + 4.252%) due 11/11/2034 ~	4,571	4,156

TTAN
3.725% due 03/15/2038 •	7,083	6,539

Waikiki Beach Hotel Trust
4.004% due 12/15/2033 •	15,000	13,822

WaMu Mortgage Pass-Through Certificates Trust
1.246% (12MTA + 0.770%) due 05/25/2047 ~	1,845	990
1.723% due 08/25/2046 •	8,037	6,591
2.524% due 04/25/2045 •	12,077	9,082
2.629% due 07/25/2045 •	7,547	6,235
3.310% due 05/25/2035 ~	460	318

Wells Fargo Commercial Mortgage Trust
0.491% due 12/15/2039 ~(a)	355,000	5,475
3.569% due 12/15/2039 ~	7,935	5,260
3.989% due 09/15/2031 ~	11,000	9,671
5.092% due 12/15/2039 ~	7,835	7,291
5.092% due 12/15/2039 ~(m)	3,700	3,318

Wells Fargo Mortgage-Backed Securities Trust
2.808% due 08/25/2035 ~	1,137	813

Worldwide Plaza Trust
3.715% due 11/10/2036 ~(m)	2,465	1,901
3.715% due 11/10/2036 ~	10,000	8,107

Total Non-Agency Mortgage-Backed Securities (Cost $1,270,400)		1,185,365

ASSET-BACKED SECURITIES 29.3%

510 Loan Acquisition Trust
5.107% due 09/25/2060 þ	6,673	6,513

Acacia CDO Ltd.
2.221% due 11/08/2039 •	28,467	9,878

Accredited Mortgage Loan Trust
1.914% due 02/25/2037 •	5,235	4,033
6.000% due 10/25/2034 þ	1,863	1,560

ACE Securities Corp. Home Equity Loan Trust
2.044% due 04/25/2036 •	7,691	5,774
2.269% (US0001M + 0.645%) due 12/25/2035 ~	2,922	2,747
2.584% due 08/25/2035 •	3,546	2,531
2.899% due 02/25/2035 •	14,198	11,505

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aegis Asset-Backed Securities Trust
3.324% (US0001M + 1.700%) due 03/25/2035 ~		$3,100	$709

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
4.774% due 09/25/2034 •		638	630

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ		9,115	7,459

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.384% due 02/25/2036 •		202	164
2.419% (US0001M + 0.795%) due 10/25/2035 ~		10,149	7,752

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,250	1,210

Ballyrock CLO Ltd.
0.000% due 04/20/2031 «~		$29,803	8,831

Banco Bilbao Vizcaya Argentaria
0.472% due 03/22/2046 •	EUR	645	415

Bear Stearns Asset-Backed Securities Trust
1.824% due 08/25/2035 •		$8,025	8,061
2.599% (US0001M + 0.975%) due 08/25/2036 ~		3,915	3,429

Belle Haven ABS CDO Ltd.
1.212% due 07/05/2046 •		96,561	48

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,066	751

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(g)		6,994	7,717

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	989

Carvana Auto Receivables Trust
0.000% due 09/12/2028 «(g)		12	3,468
2.990% due 09/11/2028		1,852	1,850

CDC Mortgage Capital Trust
4.174% due 06/25/2034 •		659	616

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~		12,000	6,476

Citigroup Mortgage Loan Trust
2.974% due 11/25/2045 •		2,756	2,062

Citigroup Mortgage Loan Trust, Inc.
2.764% due 02/25/2035 •		8	9

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~		1,816	1,669
8.260% due 12/01/2030 ~		15,497	4,893
8.850% due 12/01/2030 ~		19,044	4,759

Consumer Loan Underlying Bond Certificate Issuer Trust
23.097% due 08/15/2044 «~		1,444	1,444
23.126% due 10/15/2043 «~		274	248
23.204% due 06/15/2044 ~		940	904
23.639% due 01/16/2045 ~		3,309	3,345

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
24.105% due 10/17/2044 ~	$1,344	$1,346
24.201% due 05/16/2044 ~	495	473
24.437% due 04/17/2045 ~	3,049	3,067
24.439% due 12/15/2043 «~	368	342
24.644% due 02/15/2045 ~	3,087	3,052
24.663% due 12/15/2044 ~	1,906	1,919
24.882% due 07/15/2044 ~	1,363	1,335
25.839% due 03/15/2045 ~	2,651	2,656
26.160% due 12/15/2044 ~	2,001	1,994
26.288% due 02/15/2045 ~	3,427	3,397
27.047% due 11/17/2044 ~	1,520	1,514
28.365% due 03/15/2045 ~	2,292	2,328

Coronado CDO Ltd.
3.111% due 09/04/2038 •	1,806	893
6.000% due 09/04/2038	258	152

Countrywide Asset-Backed Certificates Trust
1.874% (US0001M + 0.250%) due 06/25/2047 ~	8,050	6,054
1.924% due 06/25/2047 •	26,400	17,679
2.104% (US0001M + 0.480%) due 02/25/2037 ^~	2,700	2,303
2.254% due 06/25/2036 •	3,930	3,681
2.284% due 06/25/2036 •	2,073	2,152
2.359% (US0001M + 0.735%) due 04/25/2036 ~	2,000	1,657
2.584% (US0001M + 0.960%) due 02/25/2036 ~	2,390	1,659
2.884% due 01/25/2036 •	3,464	3,164
3.124% due 10/25/2047 •	9,916	7,731
3.499% (US0001M + 1.875%) due 10/25/2035 ~	12,140	9,340
3.724% due 08/25/2035 •	3,466	3,009

Credit Suisse First Boston Mortgage Securities Corp.
5.850% due 05/25/2035 þ	978	650

Credit-Based Asset Servicing & Securitization CBO Corp.
1.861% due 09/06/2041 •	21,287	484

Credit-Based Asset Servicing & Securitization CBO Ltd.
1.418% (US0003M + 0.270%) due 03/17/2040 ~	51,642	1,264
2.071% due 03/13/2047 •	54,782	2,247
5.538% due 03/13/2047	31,297	5,937

Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 þ	1,800	1,743
6.767% due 05/25/2035 þ	1,720	1,212

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ	1,822	1,207

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (g)	1,634	973

Diamond Infrastructure Funding LLC
3.475% due 04/15/2049	4,000	3,416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ECAF Ltd.
3.473% due 06/15/2040		$4,196	$2,707

Encore Credit Receivables Trust
2.599% due 11/25/2035 •		13,195	10,439

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(g)		7	3,357
0.000% due 08/15/2031 «(g)		16	10,853
0.000% due 09/15/2032 «(g)		21	26,134
0.000% due 12/15/2033 «(g)		19	16,159

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(g)		20	1,199
0.000% due 12/15/2025 «(g)		33	3,134
0.000% due 12/15/2027 «(g)		20	3,418
0.000% due 12/15/2028 «(g)		8	2,930

FREED ABS Trust
0.000% due 09/20/2027 «(g)		5	1,049

Fremont Home Loan Trust
2.104% due 02/25/2036 •		10,452	7,368

Glacier Funding CDO Ltd.
1.054% due 11/12/2042 •		33,250	6,915

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		137	122

GSAMP Trust
2.044% due 05/25/2046 •		2,898	2,142
2.074% due 06/25/2036 •		7,314	5,901
2.284% (US0001M + 0.660%) due 12/25/2035 ~		7,131	5,221
2.299% (US0001M + 0.675%) due 12/25/2035 ~		19,922	15,863
2.404% (US0001M + 0.780%) due 09/25/2035 ~		4,134	3,417
2.974% due 07/25/2045 •		1,277	1,089
3.349% due 08/25/2034 •		718	690
3.499% due 03/25/2034 ^•		2,993	2,633
4.249% (US0001M + 2.625%) due 12/25/2034 ~		8,337	6,552

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	1,006

Home Equity Asset Trust
2.104% due 08/25/2036 •		$10,238	8,970

Hout Bay Corp.
0.325% due 07/05/2041 •		13,491	2,502
0.525% (US0001M + 0.450%) due 07/05/2041 ~		8,111	1,029
0.655% due 07/05/2041 •		3,290	9

HSI Asset Securitization Corp. Trust
1.764% (US0001M + 0.140%) due 12/25/2036 ~		9,566	8,271

Huntington CDO Ltd.
0.985% due 11/05/2040 «•		10,000	2,800

Ischus CDO Ltd.
2.348% due 01/05/2040 •		3,309	2,861

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	31

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Acquisition Trust
4.626% due 11/25/2036 þ		$2,281	$2,751

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		200	28,626

Knollwood CDO Ltd.
1.436% due 01/10/2039 •		8,356	3,884

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		7,087	6,354

Lakeside CDO Ltd.
1.490% (US0001M + 1.038%) due 01/03/2040 ~		15,107	5,519
1.490% (US0001M + 1.038%) due 01/04/2040 ~		20,214	7,384

LendingPoint Pass-Through Trust
0.000% due 03/15/2028 «(g)		2,300	2,203
0.000% due 04/15/2028 «(g)		2,900	2,733

LNR CDO Ltd.
1.913% (US0001M + 0.280%) due 02/28/2043 ~		2,135	44

Long Beach Mortgage Loan Trust
2.004% (US0001M + 0.380%) due 02/25/2036 ~		132	112
2.749% (US0001M + 1.125%) due 06/25/2035 ~		15,024	13,218
3.499% due 04/25/2035 •		4,350	3,736

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	1,762	718

Margate Funding Ltd.
0.852% due 12/04/2044 •		$37,105	12,670

Marlette Funding Trust
0.000% due 07/17/2028 «(g)		10	792
0.000% due 04/16/2029 «(g)		17	981
0.000% due 07/16/2029 «(g)		4	331
0.000% due 03/15/2030 «(g)		11	844

MASTR Asset-Backed Securities Trust
2.239% due 01/25/2036 •		8,956	8,544
7.474% due 12/25/2032 •		445	287

Mercury CDO Ltd.
2.200% due 12/08/2040 •		6,682	4,998

Merrill Lynch Mortgage Investors Trust
2.494% due 05/25/2036 •		4,464	3,602

MKP CBO Ltd.
1.311% (US0003M + 0.300%) due 07/12/2040 ~		3,354	3,285
1.511% due 07/12/2040 «•		44,000	7,921

Morgan Stanley ABS Capital, Inc. Trust
1.694% (US0001M + 0.070%) due 10/25/2036 ~		222	124
2.329% (US0001M + 0.705%) due 11/25/2035 ~		5,821	4,960
7.249% (US0001M + 5.625%) due 09/25/2033 ~		1,543	1,476

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital, Inc. Trust
2.179% due 01/25/2036 •	$8,698	$6,953

Morgan Stanley Home Equity Loan Trust
2.689% due 05/25/2035 •	5,581	4,426

N-Star REL CDO Ltd.
1.482% (LIBOR01M + 0.420%) due 02/01/2041 ~	1,399	1,398

National Collegiate Commutation Trust
3.748% due 06/01/2045	22,875	4,131

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.239% due 11/25/2035 •	11,323	7,537
2.704% due 09/25/2035 •	3,000	2,538

NovaStar Mortgage Funding Trust
2.509% due 01/25/2036 •	4,238	3,741

Option One Mortgage Loan Trust Asset-Backed Certificates
2.524% (US0001M + 0.900%) due 11/25/2035 ~	5,639	4,601

Orient Point CDO Ltd.
1.232% (US0003M + 0.270%) due 10/03/2045 ~	55,521	18,230
1.232% due 10/03/2045 •	55,699	18,288

Palisades CDO Ltd.
2.086% (US0003M + 0.950%) due 07/22/2039 ~	21,400	10,219
5.650% due 07/22/2039 «	2,000	1,022

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.094% due 01/25/2035 ^•	1,730	1,611
3.574% (US0001M + 1.950%) due 02/25/2035 ~	6,028	4,655
3.724% due 12/25/2034 •	16,720	13,294

PRET LLC
3.844% due 07/25/2051 þ	1,000	920

Putnam Structured Product Funding Ltd.
1.584% (US0001M + 1.400%) due 10/15/2038 ~	3,215	2,303

Residential Asset Mortgage Products Trust
2.164% due 03/25/2036 •	15,508	12,406

Rockford Tower CLO Ltd.
0.000% due 01/20/2032 «~	8,300	7,769

RR 1 Ltd.
0.000% due 01/15/2120 ~	5,000	2,674

Saxon Asset Securities Trust
2.424% due 09/25/2047 •	21,892	15,683

Securitized Asset-Backed Receivables LLC Trust
2.599% due 12/25/2034 •	934	847
2.599% due 04/25/2035 •	1,624	1,312

SG Mortgage Securities Trust
1.984% due 02/25/2036 •	4,714	2,827

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

     June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sierra Madre Funding Ltd.
1.500% due 09/07/2039 •	$11,405	$8,751
1.760% due 09/07/2039 •	16,000	3,737
2.000% due 09/07/2039 •	10,400	2,419

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(g)	15	2,063
0.000% due 09/18/2046 «(g)	10	4,682
0.000% due 10/15/2048 «(g)	15	7,115
0.000% due 09/15/2054 «(g)	29,175	41,448
0.000% due 02/16/2055 «(g)	8	14,269
5.950% due 02/16/2055	7,395	7,277

Sofi Professional Loan Program LLC
0.000% due 07/25/2040 «(g)	29	393

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(g)	4,400	709

Solstice ABS CBO Ltd.
3.444% due 03/15/2039 •	8,662	3,733

Soundview Home Loan Trust
1.999% due 10/25/2036 •	25,364	21,891
2.089% due 06/25/2036 ^•	10,012	8,300

South Coast Funding Ltd.
2.456% (US0003M + 1.050%) due 08/06/2039 ~	23,610	9,230
4.656% (US0003M + 3.250%) due 08/06/2039 ~	32,716	3

START Ireland
4.089% due 03/15/2044	2,379	2,182

Structured Asset Investment Loan Trust
1.874% due 06/25/2036 •	40,000	15,724
2.374% (US0001M + 0.750%) due 10/25/2035 ~	9,384	8,022
2.599% due 06/25/2035 •	13,176	10,530

Structured Asset Securities Corp.
2.824% due 02/25/2035 •	414	390

Structured Asset Securities Corp. Mortgage Loan Trust
1.824% due 06/25/2037 •	3,053	2,160
1.854% due 02/25/2037 •	10,211	10,289
1.864% due 01/25/2037 •	7,800	5,499

Summer Street Ltd.
1.876% due 12/06/2045 •	33,327	7,676

Terwin Mortgage Trust
2.164% (US0001M + 0.540%) due 07/25/2037 ~	10,898	8,380
3.844% due 07/25/2036 þ	455	312

Wells Fargo Home Equity Asset-Backed Securities Trust
4.174% due 11/25/2035 •	250	234

Total Asset-Backed Securities (Cost $1,014,353)		878,119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.9%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$1,230	$261
1.000% due 07/09/2029		949	224
1.125% due 07/09/2035 þ		14,079	2,973
1.400% due 03/25/2023	ARS	263,988	968
2.000% due 01/09/2038 þ		$30,184	8,829
2.500% due 07/09/2041 þ		24,633	6,405
15.500% due 10/17/2026	ARS	47,041	56
16.000% due 10/17/2023		868	2
47.331% (BADLARPP) due 10/04/2022 ~		3,184	3

Autonomous City of Buenos Aires
53.715% (BADLARPP + 3.250%) due 03/29/2024 ~		328,937	1,218

Ghana Government International Bond
6.375% due 02/11/2027		$1,100	634
7.875% due 02/11/2035		1,100	519
8.750% due 03/11/2061		400	190

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	5,800	4,389
6.625% due 03/22/2048		2,000	1,411

Nigeria Government International Bond
8.250% due 09/28/2051		$4,200	2,628

Peru Government International Bond
5.350% due 08/12/2040	PEN	1,095	214
5.940% due 02/12/2029		768	183
6.150% due 08/12/2032		2,909	672
6.900% due 08/12/2037		49,300	11,671

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	119,248	400

Romania Government International Bond
2.625% due 12/02/2040	EUR	6,700	4,092
2.750% due 04/14/2041		5,200	3,195

Russia Government International Bond
5.100% due 03/28/2035 ^(d)		$800	212
5.625% due 04/04/2042 ^(d)		6,200	1,829

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	3,304	866
6.876% due 05/21/2029		$5,000	1,237

Venezuela Government International Bond
6.000% due 12/09/2049		85	7
8.250% due 10/13/2024 ^(d)		650	55
9.250% due 09/15/2027 ^(d)		65	6

Total Sovereign Issues (Cost $98,421)			55,349

		SHARES
COMMON STOCKS 3.5%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (e)		725,704	777

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	33

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

iHeartMedia, Inc. ‘A’ (e)	171,118	$1,350

iHeartMedia, Inc. ‘B’ «(e)	132,822	943

		3,070

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)	1	0

ENERGY 0.0%

Noble Corp. (e)(k)	43,099	1,093

Valaris Ltd. (e)	2,258	95

		1,188

FINANCIALS 0.7%

Credit Suisse Group AG	115,607	656

Intelsat SA «(e)(k)	668,760	18,725

		19,381

INDUSTRIALS 2.5%

Mcdermott International Ltd. «(e)	57,729	33

NAC Aviation Restricted «(e)	545,394	12,899

Neiman Marcus Group Ltd. LLC «(e)(k)	178,186	30,799

Syniverse Holdings, Inc. «(e)(k)	31,168,794	30,545

Voyager Aviation Holdings LLC «(e)	2,201	0

Westmoreland Mining Holdings «(e)(k)	63,729	0

		74,276

MATERIALS 0.0%

Associated Materials Group, Inc. «(e)	2,418,841	561

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(e)	284,008	0

UTILITIES 0.2%

TexGen Power LLC «	273,307	6,833

Total Common Stocks (Cost $115,211)		105,309

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(e)	70,515	$335

Total Rights (Cost $0)		335

WARRANTS 1.0%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	1,361	0

Intelsat Emergence SA - Exp. 02/17/2027 «	1,401	3

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	69,990	350

		353

INFORMATION TECHNOLOGY 1.0%

Windstream Holdings LLC - Exp. 9/21/2055 «	1,366,195	29,133

Total Warrants (Cost $23,506)		29,486

PREFERRED SECURITIES 3.4%

BANKING & FINANCE 2.8%

Nationwide Building Society
10.250% ~	150,761	26,883

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	56,604,000	57,763

		84,646

INDUSTRIALS 0.2%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(i)	299,000	263

Sequa Corp. (15.000% PIK)
15.000% «(c)	1,308	1,484

Voyager Aviation Holdings LLC
9.500% «	13,205	3,992

		5,739

UTILITIES 0.4%

AT&T Mobility LLC
7.000% due 10/20/2022 «(i)(k)	484,024	12,289

Total Preferred Securities (Cost $131,054)		102,674

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.2%

REAL ESTATE 0.2%

CBL & Associates Properties, Inc.		24,558	$577

Uniti Group, Inc.		544,155	5,126

Total Real Estate Investment Trusts (Cost $3,786)			5,703

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.9%

REPURCHASE AGREEMENTS (l) 4.6%
			138,800

ARGENTINA TREASURY BILLS 0.1%
51.049% due 09/30/2022 (g)(h)	ARS	339,100	1,137

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.2%
0.860% due 07/19/2022 - 09/22/2022 (f)(g)(m)(p)	$36,173	$36,134

Total Short-Term Instruments (Cost $176,509)		176,071

Total Investments in Securities (Cost $5,548,017)		4,868,237

Total Investments 162.7% (Cost $5,548,017)		$4,868,237

Financial Derivative Instruments (n)(o) 0.6% (Cost or Premiums, net $10,591)		17,110

Other Assets and Liabilities, net (63.3)%		(1,894,045)

Net Assets 100.0%		$2,991,302

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

†

Pool of 20 residential fix-and-flip loans acquired through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Coupon represents a yield to maturity.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	35

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$13,092	$12,289	0.41%
Ferroglobe PLC 9.375% due 12/31/2025	10/04/2021 - 12/09/2021	11,196	10,916	0.36
Intelsat SA	06/19/2017 - 02/23/2022	42,757	18,725	0.63
Merrill Lynch Mortgage Investors Trust 0.000% due 06/01/2023	10/02/2018 - 11/14/2019	6,456	6,384	0.21
Neiman Marcus Group Ltd. LLC	09/25/2020	5,828	30,799	1.03
Noble Corp.	02/05/2021 - 02/25/2021	542	1,093	0.04
Otterham Property Finance Designated Activity Co. 3.000% due 09/03/2026	09/26/2019	19,794	19,007	0.64
Preylock Reitman Santa Cruz LLC 6.824% due 11/09/2022	04/09/2018	8,097	7,831	0.26
Project Anfora Senior 2.750% due 10/01/2026	09/30/2019	39,280	36,831	1.23
Syniverse Holdings, Inc.	05/12/2022	30,545	30,545	1.02
Westmoreland Mining Holdings	04/09/2018 - 08/31/2018	726	0	0.00

		$178,313	$174,420	5.83%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
MBC	1.490%	06/30/2022	07/01/2022	$138,800	U.S. Treasury Notes 0.375% - 1.375% due 07/31/2027 -11/15/2031	$(143,483)	$138,800	$138,806

Total Repurchase Agreements						$(143,483)	$138,800	$138,806

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	2.100%	05/16/2022	08/16/2022			$(13,848)	$(13,885)
	2.350	05/31/2022	08/26/2022			(20,999)	(21,041)
BOS	1.880	03/17/2022	09/16/2022			(4,760)	(4,786)
	1.880	06/10/2022	09/12/2022			(17,169)	(17,188)
	2.210	06/27/2022	09/15/2022			(503)	(503)
	2.370	06/28/2022	07/28/2022			(5,764)	(5,765)
BPG	1.950	06/29/2022	10/28/2022			(1,676)	(1,676)
BPS	(5.500)	05/20/2022	TBD	(3)	EUR	(1,297)	(1,351)
	(0.350)	05/30/2022	TBD	(3)		(4,177)	(4,376)
	(0.340)	05/02/2022	07/29/2022			(10,722)	(11,229)
	(0.340)	05/12/2022	08/12/2022			(9,710)	(10,170)
	(0.300)	04/25/2022	07/25/2022			(6,153)	(6,445)
	(0.300)	04/28/2022	07/28/2022			(1,821)	(1,908)
	(0.300)	05/30/2022	TBD	(3)		(4,212)	(4,412)
	(0.250)	05/11/2022	08/17/2022			(364)	(382)
	(0.120)	05/10/2022	08/09/2022			(671)	(703)
	0.950	04/19/2022	07/19/2022		GBP	(1,134)	(1,384)

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.220%	03/14/2022	09/14/2022			$(3,474)	$(3,487)
	1.250	03/16/2022	09/16/2022			(1,783)	(1,790)
	1.250	04/19/2022	09/16/2022			(1,970)	(1,975)
	1.250	05/20/2022	09/16/2022			(426)	(427)
	1.400	05/11/2022	08/17/2022		GBP	(1,478)	(1,802)
	1.420	03/23/2022	09/23/2022			$(5,106)	(5,126)
	1.420	06/29/2022	09/23/2022			(749)	(749)
	1.430	03/21/2022	09/22/2022			(23,784)	(23,881)
	1.430	03/22/2022	09/23/2022			(887)	(891)
	1.430	05/09/2022	09/22/2022			(841)	(843)
	1.600	04/07/2022	07/07/2022			(33,477)	(33,603)
	1.650	04/12/2022	10/14/2022			(9,742)	(9,778)
	1.650	04/29/2022	10/14/2022			(273)	(273)
	1.650	05/02/2022	08/02/2022			(14,645)	(14,685)
	1.650	06/24/2022	10/14/2022			(790)	(790)
	1.690	04/18/2022	10/17/2022			(19,934)	(20,003)
	1.820	05/11/2022	08/09/2022			(3,737)	(3,747)
	1.830	05/09/2022	08/12/2022			(63,531)	(63,702)
	1.830	05/12/2022	08/12/2022			(18,762)	(18,809)
	1.830	05/13/2022	08/12/2022			(3,175)	(3,183)
	1.900	04/29/2022	10/31/2022			(3,358)	(3,369)
	1.940	04/01/2022	10/03/2022			(1,669)	(1,678)
	1.950	04/28/2022	10/28/2022			(15,004)	(15,056)
	1.950	05/06/2022	08/08/2022			(988)	(991)
	1.950	05/31/2022	08/31/2022			(3,310)	(3,315)
	1.970	06/02/2022	09/01/2022			(9,067)	(9,081)
	1.990	04/27/2022	10/27/2022			(12,815)	(12,861)
	1.990	06/22/2022	10/27/2022			(951)	(951)
	2.040	04/29/2022	10/31/2022			(6,107)	(6,129)
	2.150	05/06/2022	08/08/2022			(9,254)	(9,285)
	2.450	06/09/2022	12/09/2022			(1,780)	(1,783)
	2.490	06/17/2022	09/19/2022			(2,082)	(2,084)
	2.530	06/23/2022	09/26/2022			(119)	(120)
	2.540	06/17/2022	09/19/2022			(10,406)	(10,416)
	2.720	07/01/2022	10/03/2022			(7,474)	(7,474)
BRC	(1.000)	02/18/2022	TBD	(3)	EUR	(441)	(464)
	(1.000)	06/17/2022	TBD	(3)		$(8,712)	(8,708)
	(0.350)	04/26/2022	07/27/2022		EUR	(7,644)	(8,005)
	(0.340)	05/30/2022	TBD	(3)		(5,800)	(6,076)
	0.780	01/31/2022	08/04/2022			$(351)	(352)
	1.610	04/06/2022	07/06/2022			(13,965)	(14,019)
	1.650	04/07/2022	07/07/2022			(50,230)	(50,425)
	1.660	04/14/2022	07/14/2022			(8,184)	(8,214)
	1.770	05/12/2022	08/12/2022			(5,875)	(5,889)
	1.875	04/27/2022	08/01/2022			(2,695)	(2,704)
	1.900	03/17/2022	09/19/2022			(2,222)	(2,234)
	1.900	06/17/2022	TBD	(3)		(856)	(857)
	1.947	05/13/2022	08/16/2022			(1,762)	(1,767)
	1.950	05/06/2022	08/08/2022			(12,432)	(12,469)
	2.000	06/17/2022	TBD	(3)		(6,654)	(6,659)
	2.020	05/12/2022	08/12/2022			(20,460)	(20,517)
	2.038	05/09/2022	08/12/2022			(6,236)	(6,255)
	2.038	05/11/2022	08/15/2022			(94,111)	(94,383)
	2.047	05/13/2022	08/16/2022			(10,197)	(10,225)
	2.100	05/16/2022	08/16/2022			(28,633)	(28,709)
	2.100	06/13/2022	09/14/2022			(2,679)	(2,682)
	2.200	05/16/2022	08/16/2022			(9,634)	(9,661)
	2.210	05/26/2022	08/26/2022			(1,758)	(1,762)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.250%	05/31/2022	08/31/2022		$(27,123)	$(27,176)
	2.260	06/06/2022	09/07/2022		(3,782)	(3,788)
	2.310	06/06/2022	09/07/2022		(758)	(759)
	2.360	06/06/2022	09/07/2022		(740)	(741)
	2.440	06/16/2022	09/16/2022		(5,018)	(5,023)
	2.640	06/17/2022	09/19/2022		(2,405)	(2,408)
	2.790	06/17/2022	09/19/2022		(2,263)	(2,265)
	3.020	07/05/2022	10/05/2022		(37,922)	(37,922)
CDC	0.530	01/13/2022	07/14/2022		(2,852)	(2,859)
	0.650	05/11/2022	07/14/2022		(4,197)	(4,201)
	0.650	06/24/2022	07/14/2022		(13,813)	(13,815)
	0.650	07/01/2022	07/14/2022		(2,904)	(2,904)
	0.800	02/03/2022	08/05/2022		(548)	(549)
	0.800	03/30/2022	08/05/2022		(298)	(299)
	1.080	04/06/2022	07/06/2022		(604)	(606)
	1.080	04/07/2022	07/06/2022		(10,380)	(10,407)
	1.080	06/24/2022	07/06/2022		(5,403)	(5,404)
	1.150	03/08/2022	09/07/2022		(448)	(449)
	1.150	04/13/2022	07/13/2022		(252)	(252)
	1.160	04/21/2022	07/22/2022		(214)	(214)
	1.350	05/02/2022	08/02/2022		(5,837)	(5,850)
	1.480	05/09/2022	08/09/2022		(7,203)	(7,219)
	1.590	04/01/2022	09/30/2022		(4,380)	(4,398)
	1.710	04/11/2022	10/11/2022		(982)	(986)
	1.740	06/07/2022	09/07/2022		(4,575)	(4,580)
	1.780	04/18/2022	10/14/2022		(3,105)	(3,116)
	1.880	06/06/2022	09/06/2022		(8,049)	(8,060)
	1.920	06/07/2022	09/07/2022		(471)	(472)
	1.940	06/08/2022	09/07/2022		(8,478)	(8,488)
	2.450	06/23/2022	09/23/2022		(3,782)	(3,785)
CDI	(0.300)	06/24/2022	07/25/2022	EUR	(3,002)	(3,146)
CEW	0.960	01/27/2022	08/01/2022		$(2,193)	(2,202)
	1.890	04/26/2022	08/01/2022		(5,079)	(5,096)
	2.040	04/26/2022	08/01/2022		(3,713)	(3,727)
CIB	2.500	06/16/2022	09/16/2022		(1,984)	(1,986)
DBL	(0.410)	02/09/2022	08/08/2022	EUR	(2,345)	(2,453)
	1.560	05/11/2022	08/17/2022	GBP	(3,647)	(4,449)
	1.620	05/16/2022	08/11/2022		(829)	(1,011)
	1.670	05/16/2022	08/11/2022		(1,563)	(1,907)
	1.710	05/11/2022	08/17/2022		(1,744)	(2,128)
	1.760	05/11/2022	08/17/2022		(969)	(1,183)
	1.953	06/01/2022	08/31/2022		(3,055)	(3,725)
IND	1.010	03/17/2022	09/15/2022		$(5,315)	(5,330)
	1.050	04/06/2022	07/06/2022		(2,012)	(2,017)
	1.100	04/01/2022	07/01/2022		(7,582)	(7,604)
	1.150	03/17/2022	09/15/2022		(2,648)	(2,657)
	1.550	05/17/2022	08/11/2022	GBP	(1,457)	(1,777)
	1.580	04/12/2022	10/11/2022		$(1,437)	(1,442)
	1.610	05/05/2022	08/05/2022		(264)	(264)
	1.620	05/05/2022	08/05/2022		(6,625)	(6,642)
	1.710	06/02/2022	09/02/2022		(1,324)	(1,326)
	1.770	06/09/2022	09/12/2022		(2,138)	(2,140)
	2.100	05/09/2022	11/07/2022		(1,229)	(1,232)
	2.110	05/09/2022	11/07/2022		(424)	(425)
	2.260	06/24/2022	09/26/2022		(7,804)	(7,807)
	2.340	06/30/2022	09/30/2022		(7,621)	(7,621)
	2.420	06/27/2022	09/26/2022		(8,745)	(8,747)
	2.480	07/01/2022	09/30/2022		(6,108)	(6,108)

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

Counterparty	Borrowing Rate(2)		Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
JML	(5.500	) %	11/09/2021	TBD	(3)	EUR	(979)	$(991)
	(5.500)		05/11/2022	TBD	(3)		(1,620)	(1,685)
	(4.000)		05/19/2022	TBD	(3)		(3,930)	(4,099)
	(3.000)		05/19/2022	TBD	(3)		(366)	(383)
	(1.000)		02/18/2022	TBD	(3)		(8,735)	(9,119)
	(0.600)		04/25/2022	07/25/2022			(293)	(307)
	(0.600)		06/24/2022	TBD	(3)		(6,389)	(6,694)
	(0.500)		05/11/2022	08/17/2022			(1,579)	(1,654)
	(0.500)		06/24/2022	TBD	(3)		(3,793)	(3,975)
	(0.450)		06/24/2022	TBD	(3)		(26,180)	(27,433)
	(0.400)		05/10/2022	08/09/2022			(12,233)	(12,812)
	(0.380)		05/05/2022	08/04/2022			(22,381)	(23,440)
	(0.380)		05/10/2022	08/09/2022			(384)	(402)
	(0.360)		05/02/2022	07/29/2022			(11,430)	(11,971)
	(0.350)		04/25/2022	07/25/2022			(4,619)	(4,837)
	(0.350)		05/10/2022	08/09/2022			(3,722)	(3,899)
	1.200		06/24/2022	TBD	(3)	GBP	(3,278)	(3,991)
	1.250		04/19/2022	07/19/2022			(3,840)	(4,687)
	1.450		05/11/2022	08/17/2022			(568)	(693)
	1.520		04/14/2022	07/14/2022			$(5,985)	(6,004)
	1.620		04/14/2022	07/14/2022			(16,536)	(16,594)
	1.760		05/02/2022	08/02/2022			(3,708)	(3,719)
	1.800		04/28/2022	07/28/2022		GBP	(1,402)	(1,712)
	1.830		05/06/2022	08/05/2022			$(951)	(954)
	1.870		05/12/2022	08/12/2022			(3,219)	(3,228)
	1.900		06/17/2022	07/29/2022			(11,337)	(11,345)
	1.950		06/17/2022	07/29/2022			(3,221)	(3,223)
	2.000		06/17/2022	07/29/2022			(20,451)	(20,467)
	2.190		06/06/2022	09/02/2022			(2,435)	(2,439)
	2.190		06/24/2022	09/02/2022			(1,957)	(1,957)
	2.270		05/31/2022	08/29/2022			(18,429)	(18,465)
MBC	(0.450)		02/11/2022	TBD	(3)	EUR	(6,388)	(6,682)
	2.150		05/23/2022	08/23/2022			$(50,693)	(50,811)
MEI	1.370		04/19/2022	07/20/2022			(130)	(131)
	1.390		04/19/2022	07/20/2022			(3,359)	(3,368)
MSB	2.190		06/02/2022	09/01/2022			(7,895)	(7,908)
NOM	1.000		03/28/2022	07/01/2022			(14,969)	(15,008)
	1.000		03/29/2022	07/01/2022			(946)	(949)
	1.000		03/30/2022	07/05/2022			(6,103)	(6,118)
	1.300		03/28/2022	07/01/2022			(1,630)	(1,636)
	1.700		06/17/2022	TBD	(3)		(5,789)	(5,793)
	1.800		06/17/2022	TBD	(3)		(3,954)	(3,957)
	2.000		06/17/2022	TBD	(3)		(1,258)	(1,259)
	2.200		07/01/2022	08/01/2022			(14,383)	(14,383)
	2.250		06/17/2022	TBD	(3)		(8,629)	(8,637)
	2.380		06/17/2022	TBD	(3)		(12,173)	(12,185)
	2.500		06/09/2022	07/05/2022			(11,863)	(11,882)
	2.700		06/24/2022	09/23/2022			(4,668)	(4,670)
	2.750		06/24/2022	09/23/2022			(2,689)	(2,691)
RBC	0.940		01/10/2022	07/11/2022			(14,678)	(14,744)
	2.020		05/13/2022	08/12/2022			(9,957)	(9,984)
	2.680		06/01/2022	07/01/2022			(13,440)	(13,462)
	2.710		07/01/2022	07/29/2022			(13,066)	(13,066)
RCE	(2.000)		05/27/2022	TBD	(3)	EUR	(1,851)	(1,934)
	(2.000)		06/30/2022	TBD	(3)		(1,172)	(1,228)
	(1.000)		05/27/2022	TBD	(3)		(1,866)	(1,954)
	(0.300)		02/09/2022	08/08/2022			(2,267)	(2,372)
	(0.290)		05/09/2022	08/08/2022			(3,322)	(3,480)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
RDR	1.450%	05/04/2022	08/04/2022			$(4,659)	$(4,670)
	2.420	06/24/2022	09/26/2022			(8,271)	(8,275)
RTA	2.320	04/01/2022	07/01/2022			(14,429)	(14,469)
	2.380	06/06/2022	09/01/2022			(6,056)	(6,063)
	2.510	07/01/2022	10/03/2022			(13,100)	(13,100)
SBI	2.280	05/20/2022	08/22/2022			(10,313)	(10,340)
	2.490	04/21/2022	01/17/2023			(8,726)	(8,748)
SCX	(0.370)	05/11/2022	08/17/2022		EUR	(1,400)	(1,467)
	(0.320)	04/19/2022	07/19/2022			(4,662)	(4,883)
	2.390	06/28/2022	09/23/2022			$(688)	(688)
SOG	0.550	01/04/2022	07/05/2022			(13,436)	(13,472)
	0.550	04/11/2022	07/05/2022			(8,040)	(8,050)
	0.670	01/07/2022	07/06/2022			(2,265)	(2,273)
	0.670	01/07/2022	07/08/2022			(5,003)	(5,019)
	0.670	03/24/2022	07/08/2022			(3,107)	(3,113)
	0.670	04/12/2022	07/08/2022			(505)	(506)
	0.670	05/02/2022	07/08/2022			(3,643)	(3,647)
	0.670	06/17/2022	07/06/2022			(1,191)	(1,191)
	0.670	06/17/2022	07/08/2022			(1,299)	(1,299)
	1.430	04/19/2022	07/25/2022			(1,002)	(1,005)
	1.500	04/27/2022	08/01/2022			(1,068)	(1,071)
	1.580	05/03/2022	08/03/2022			(1,218)	(1,221)
	1.620	05/04/2022	08/04/2022			(1,998)	(2,003)
	1.670	05/09/2022	08/09/2022			(19,355)	(19,403)
	1.720	05/12/2022	08/12/2022			(6,480)	(6,495)
	1.720	06/06/2022	08/12/2022			(1,369)	(1,370)
	1.720	06/23/2022	08/12/2022			(5,079)	(5,081)
	1.720	06/24/2022	08/12/2022			(3,204)	(3,205)
	1.820	06/17/2022	TBD	(3)		(3,213)	(3,215)
	1.840	06/17/2022	TBD	(3)		(435)	(435)
	1.850	06/17/2022	TBD	(3)		(452)	(453)
	1.900	05/31/2022	08/31/2022			(369)	(370)
	1.900	06/01/2022	08/31/2022			(1,119)	(1,120)
	1.900	06/02/2022	08/31/2022			(5,633)	(5,642)
	2.000	05/06/2022	08/05/2022			(20,200)	(20,263)
	2.000	05/11/2022	08/09/2022			(35,677)	(35,779)
	2.050	05/11/2022	08/09/2022			(14,103)	(14,144)
	2.100	05/11/2022	08/09/2022			(3,418)	(3,429)
	2.124	05/19/2022	08/19/2022			(7,164)	(7,183)
	2.161	05/27/2022	08/26/2022			(9,200)	(9,219)
	2.283	06/03/2022	09/07/2022			(5,791)	(5,801)
	2.333	06/03/2022	09/07/2022			(2,111)	(2,115)
	2.620	06/30/2022	09/30/2022			(53)	(53)
	2.680	07/05/2022	10/06/2022			(19,120)	(19,120)
	2.889	06/27/2022	09/23/2022			(56,359)	(56,377)
TDM	1.740	06/17/2022	TBD	(3)		(641)	(642)
UBS	(0.052)	05/11/2022	08/17/2022		EUR	(3,733)	(3,911)
	1.000	01/20/2022	07/19/2022			(2,984)	(2,997)
	1.530	04/25/2022	07/25/2022			(19,722)	(19,778)
	1.530	06/06/2022	07/25/2022			(6,045)	(6,051)
	1.530	06/14/2022	07/25/2022			(2,954)	(2,956)
	1.530	06/29/2022	07/25/2022			(1,873)	(1,873)
	1.600	04/08/2022	07/08/2022			(5,791)	(5,813)
	1.660	05/04/2022	08/04/2022			(20,343)	(20,397)
	1.690	05/05/2022	08/05/2022			(5,011)	(5,025)
	1.700	05/12/2022	08/12/2022			(40,516)	(40,612)
	1.800	03/17/2022	09/16/2022			(2,224)	(2,235)
	1.850	06/17/2022	TBD	(3)		(29,320)	(29,341)

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.850%	06/29/2022	TBD	(3)	EUR	(2,037)	$(2,038)
	2.270	06/02/2022	09/02/2022			(12,197)	(12,219)
	2.370	06/02/2022	09/02/2022			(9,574)	(9,592)
	2.700	06/29/2022	09/29/2022			(28,313)	(28,318)
	2.750	07/01/2022	10/03/2022			(2,710)	(2,710)

Total Reverse Repurchase Agreements							$(1,936,348)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Loans Participations and Assignments 0.0%
GIP Blue Holding LP	1.000%	09/29/2028	$1,529	$(1,526)	$(1,484)

Total Short Sales 0.0%				$(1,526)	$(1,484)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short-Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BNY	$0	$(34,926)	$0	$0	$(34,926)	$45,796	$10,870
BOS	0	(28,242)	0	0	(28,242)	32,488	4,246
BPG	0	(1,676)	0	0	(1,676)	0	(1,676)
BPS	0	(336,497)	0	0	(336,497)	377,204	40,707
BRC	0	(383,118)	0	0	(383,118)	437,719	54,601
CDC	0	(88,913)	0	0	(88,913)	93,226	4,313
CDI	0	(3,146)	0	0	(3,146)	3,090	(56)
CEW	0	(11,025)	0	0	(11,025)	14,029	3,004
CIB	0	(1,986)	0	0	(1,986)	2,428	442
DBL	0	(16,856)	0	0	(16,856)	20,383	3,527
IND	0	(63,139)	0	0	(63,139)	63,531	392
JML	0	(213,179)	0	0	(213,179)	246,383	33,204
MBC	138,806	(57,493)	0	0	81,313	(67,407)	13,906
MEI	0	(3,499)	0	0	(3,499)	4,059	560
MSB	0	(7,908)	0	0	(7,908)	9,905	1,997
NOM	0	(89,168)	0	0	(89,168)	86,578	(2,590)
RBC	0	(51,256)	0	0	(51,256)	50,084	(1,172)
RCE	0	(10,968)	0	0	(10,968)	11,034	66
RDR	0	(12,945)	0	0	(12,945)	13,577	632
RTA	0	(33,632)	0	0	(33,632)	24,470	(9,162)
SBI	0	(19,088)	0	0	(19,088)	25,384	6,296
SCX	0	(7,038)	0	0	(7,038)	7,160	122
SOG	0	(264,142)	0	0	(264,142)	303,909	39,767
TDM	0	(642)	0	0	(642)	658	16
UBS	0	(195,866)	0	0	(195,866)	222,239	26,373

Total Borrowings and Other Financing Transactions	$138,806	$(1,936,348)	$0	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(38,658)	$(154,221)	$(424,430)	$(270,463)	$(887,772)
Convertible Bonds & Notes	(14,469)	0	(1,654)	(20,821)	(36,944)
U.S. Government Agencies	0	0	(12,899)	0	(12,899)
Non-Agency Mortgage-Backed Securities	0	(120,522)	(434,902)	(4,968)	(560,392)
Asset-Backed Securities	0	(39,368)	(168,605)	(5,458)	(213,431)
Sovereign Issues	0	(47,923)	(3,391)	0	(51,314)
Preferred Securities	0	(23,200)	(33,610)	0	(56,810)

Total Borrowings	$(53,127)	$(385,234)	$(1,079,491)	$(301,710)	$(1,819,562)

Payable for reverse repurchase agreements (5)					$(1,819,562)

(m)	Securities with an aggregate market value of $2,107,492 and cash of $63,917 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(1,653,727) at a weighted average interest rate of 0.625%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(116,786) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	7.828%		$1,300	$(10)	$(52)	$(62)	$2	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	8.213		600	0	(39)	(39)	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2025	8.463		7,600	(608)	(13)	(621)	0	(7)
Bombardier, Inc.	5.000	Quarterly	06/20/2026	9.000		5,000	(450)	(132)	(582)	0	(3)
Bombardier, Inc.	5.000	Quarterly	06/20/2027	9.229		10,300	(223)	(1,240)	(1,463)	0	(10)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.623	EUR	1,600	101	(330)	(229)	0	(29)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.833		16,290	874	(3,513)	(2,639)	0	(307)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.406		16,100	(1,611)	(807)	(2,418)	0	(151)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.940		14,900	(1,641)	188	(1,453)	0	(128)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	4.096		17,400	(1,275)	(720)	(1,995)	0	(166)
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	4.270		10,000	(573)	(757)	(1,330)	0	(102)

							$(5,416)	$(7,415)	$(12,831)	$2	$(903)

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	13,900	$1,348	$1,098	$2,446	$0	$(253)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		22,000	2,848	5,618	8,466	0	(654)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		$246,200	(5,908)	(5,836)	(11,744)	1,381	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		54,700	4,889	5,061	9,950	0	(488)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023	BRL	203,900	(38)	(1,838)	(1,876)	8	0
Receive	1-Year BRL-CDI	12.670	Maturity	01/02/2023		8,000	0	6	6	0	0
Receive	1-Year BRL-CDI	12.690	Maturity	01/02/2023		5,300	0	4	4	0	0
Receive	1-Year BRL-CDI	12.740	Maturity	01/02/2023		13,700	0	9	9	0	(1)
Receive	1-Year BRL-CDI	12.750	Maturity	01/02/2023		6,600	0	4	4	0	0
Receive	1-Year BRL-CDI	12.760	Maturity	01/02/2023		13,700	0	8	8	0	(1)
Receive	1-Year BRL-CDI	12.900	Maturity	01/02/2023		28,100	0	11	11	0	(1)
Receive	1-Year BRL-CDI	12.930	Maturity	01/02/2023		3,500	0	1	1	0	0
Receive	1-Year BRL-CDI	12.939	Maturity	01/02/2023		14,100	0	5	5	0	(1)
Receive	1-Year BRL-CDI	12.946	Maturity	01/02/2023		35,300	0	12	12	0	(1)
Receive	1-Year BRL-CDI	12.960	Maturity	01/02/2023		28,100	0	9	9	0	(1)
Receive	1-Year BRL-CDI	12.970	Maturity	01/02/2023		46,200	0	15	15	0	(2)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025		2,600	0	(14)	(14)	1	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		1,800	0	(10)	(10)	1	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		2,200	0	(10)	(10)	1	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		5,900	0	(14)	(14)	3	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		9,900	0	(20)	(20)	5	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		5,000	0	(9)	(9)	2	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		4,900	0	(9)	(9)	2	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		9,900	0	(17)	(17)	5	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		3,200	0	(21)	(21)	2	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		1,600	0	(10)	(10)	1	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		1,600	0	(10)	(10)	1	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		800	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		3,600	0	(15)	(15)	2	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		8,500	0	(28)	(28)	5	0
Pay	1-Year BRL-CDI	12.015	Maturity	01/04/2027		269,000	0	(682)	(682)	156	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		$323,700	(7,049)	(24,194)	(31,243)	1,512	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		11,500	(834)	3	(831)	66	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,500	40	(110)	(70)	15	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		58,100	(3,466)	905	(2,561)	373	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		93,400	0	8,163	8,163	0	(610)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		25,600	(100)	(2,229)	(2,329)	164	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		59,000	4,765	(4,966)	(201)	413	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		53,800	1,769	(10,092)	(8,323)	394	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	09/20/2050		24,300	55	8,466	8,521	0	(161)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		74,500	14,089	11,016	25,105	0	(508)
Pay	3-Month ZAR-JIBAR	5.873	Quarterly	05/12/2026	ZAR	1,011,400	(18)	(4,054)	(4,072)	0	(19)
Receive	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	4,400	81	641	722	0	(69)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	135	134	0	(15)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	1,508	1,752	0	(101)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	4,779	4,680	0	(341)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		19,700	1,707	5,303	7,010	0	(510)
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	99,300	11	(165)	(154)	0	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		216,500	(6)	(337)	(343)	0	(1)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024		36,800	0	26	26	0	(3)
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		15,400	0	11	11	0	(1)
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		9,300	0	5	5	0	(1)
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		4,400	0	5	5	0	(1)
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		3,900	0	2	2	0	(1)
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		1,900	8	0	8	0	(1)
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		7,900	33	2	35	0	(3)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	28-Day MXN-TIIE	8.732%	Lunar	03/30/2032	$1,900	$0	$1	$1	$0	$(1)
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032	4,600	0	3	3	0	(2)

						$14,368	$(1,858)	$12,510	$4,513	$(3,752)

Total Swap Agreements						$8,952	$(9,273)	$(321)	$4,515	$(4,655)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,515	$4,515	$0	$0	$(4,655)	$(4,655)

Cash of $75,383 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	GBP	67,731	$	85,638	$3,189	$0
	07/2022	PEN	5,609		1,388	0	(74)

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2022	$		16,194		EUR	15,358	$0	$(100)
	07/2022			1,144		GBP	946	8	0
	07/2022			4,185		PEN	16,227	81	(34)
	07/2022			379		ZAR	6,088	0	(5)
	07/2022		ZAR	16,235	$		1,058	61	0
	08/2022		CHF	967			976	0	(39)
	08/2022		GBP	69,895			84,926	0	(199)
	08/2022	$		6,450		IDR	94,985,637	0	(103)
	08/2022			237		RUB	36,994	414	0
BPS	07/2022		EUR	364,901	$		391,464	9,066	0
	07/2022		GBP	1,249			1,524	4	0
	07/2022		MXN	37,713			1,877	1	0
	07/2022	$		371,422		EUR	353,063	9	(1,438)
	07/2022			999		GBP	803	0	(21)
	07/2022			2,465		MXN	51,572	99	0
	08/2022		CAD	9,350	$		7,229	0	(35)
	08/2022		EUR	340,977			359,293	1,310	0
	08/2022	$		641		IDR	9,447,549	0	(10)
	08/2022			34		INR	2,651	0	(1)
	08/2022			14,388		MXN	316,045	1,229	0
	08/2022		ZAR	17,886	$		1,120	26	0
	09/2022	$		1,849		MXN	37,713	2	0
	11/2022			68		ZAR	1,101	0	(1)
BRC	07/2022		CNY	100,556	$		15,014	0	(7)
	07/2022		EUR	3,436			3,612	11	0
	07/2022		GBP	831			1,022	10	0
	07/2022		$	4,937		EUR	4,704	0	(8)
	07/2022			1,230		GBP	977	0	(41)
	08/2022			7,509		CNY	50,284	1	0
	08/2022			702		IDR	10,394,449	0	(8)
CB K	07/2022		GBP	6,449	$		7,931	81	0
	07/2022		PEN	50,520			13,477	318	(8)
	07/2022	$		526		PEN	2,131	29	0
	08/2022		MXN	36,766	$		1,765	0	(52)
	08/2022	$		3,319		PEN	12,485	0	(70)
	04/2023			1,736			6,857	12	0
GLM	07/2022		BRL	107,329	$		20,646	138	0
	07/2022		MXN	13,859			670	0	(19)
	07/2022		PLN	28,785			6,417	3	0
	07/2022	$		21,603		BRL	107,329	0	(1,095)
	07/2022			8		PEN	29	0	0
	07/2022		ZAR	8,349	$		518	5	0
	08/2022	$		20,484		BRL	107,329	0	(151)
	08/2022			438		ZAR	7,160	0	0
	08/2022		ZAR	10,790	$		695	35	0
	10/2022	$		1,454		RUB	138,853	767	0
	11/2022		ZAR	1,101	$		66	0	(1)
	12/2022		MXN	5,500			270	5	0
	05/2023		ZAR	4,193			251	1	0
IND	07/2022			8,460			525	6	0
MYI	07/2022	$		4,450		GBP	3,639	1	(20)
	07/2022			336		ZAR	5,392	0	(5)
	08/2022		CAD	1,785	$		1,393	6	0
	08/2022		CNY	31,394			4,676	0	(12)
	08/2022	$		2,297		IDR	33,882,052	0	(34)
	08/2022			57		INR	4,452	0	(1)
RYL	07/2022			1,602		EUR	1,491	0	(39)

Total Forward Foreign Currency Contracts								$16,928	$(3,631)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	45

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	Citigroup Commercial Mortgage Trust 5.482% due 10/15/2049	(0.500)%	Monthly	10/15/2049	$2,658	$159	$674	$833	$0
	Morgan Stanley Capital Trust	(0.240)	Monthly	11/14/2042	7,500	1,350	2,169	3,519	0

						$1,509	$2,843	$4,352	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BRC	Ukraine Government International Bond	5.000%	Quarterly	12/20/2022	150.442%		$3,100	$190	$(1,560)	$0	$(1,370)
BYL	Banca Monte Dei Paschi Di	5.000	Quarterly	12/20/2022	8.580	EUR	3,200	(102)	52	0	(50)

								$88	$(1,508)	$0	$(1,420)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive(6)	United States Treasury Inflation Indexed Bonds «	N/A	0.000%	Maturity	01/28/2036	CNY 101,100	$42	$979	$1,021	$0

Total Swap Agreements								$1,639	$2,314	$5,373	$(1,420)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$3,753	$0	$0	$3,753	$(554)	$0	$0	$(554)	$3,199	$(3,440)	$(241)
BPS	11,746	0	0	11,746	(1,506)	0	0	(1,506)	10,240	(10,120)	120
BRC	22	0	0	22	(64)	0	(1,370)	(1,434)	(1,412)	1,320	(92)
BYL	0	0	0	0	0	0	(50)	(50)	(50)	0	(50)
CBK	440	0	0	440	(130)	0	0	(130)	310	(260)	50
GLM	954	0	0	954	(1,266)	0	0	(1,266)	(312)	611	299
GST	0	0	4,352	4,352	0	0	0	0	4,352	(2,440)	1,912
IND	6	0	0	6	0	0	0	0	6	0	6
MYC	0	0	1,021	1,021	0	0	0	0	1,021	(958)	63
MYI	7	0	0	7	(72)	0	0	(72)	(65)	37	(28)
RYL	0	0	0	0	(39)	0	0	(39)	(39)	0	(39)

Total Over the Counter	$16,928	$0	$5,373	$22,301	$(3,631)	$0	$(1,420)	$(5,051)

46	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

(p)

Securities with an aggregate market value of $1,969 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$4,513	$4,515

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,928	$0	$16,928
Swap Agreements	0	4,352	0	0	1,021	5,373

	$0	$4,352	$0	$16,928	$1,021	$22,301

	$0	$4,354	$0	$16,928	$5,534	$26,816

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	47

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$903	$0	$0	$3,752	$4,655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,631	$0	$3,631
Swap Agreements	0	1,420	0	0	0	1,420

	$0	$1,420	$0	$3,631	$0	$5,051

	$0	$2,323	$0	$3,631	$3,752	$9,706

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,358	$0	$0	$(706)	$3,652

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,060	$0	$53,060
Swap Agreements	0	(2,379)	0	0	1,713	(666)

	$0	$(2,379)	$0	$53,060	$1,713	$52,394

	$0	$1,979	$0	$53,060	$1,007	$56,046

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(10,396)	$0	$0	$(6,164)	$(16,560)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,926	$0	$3,926
Swap Agreements	0	(24)	0	0	(502)	(526)

	$0	$(24)	$0	$3,926	$(502)	$3,400

	$0	$(10,420)	$0	$3,926	$(6,666)	$(13,160)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$637,778	$513,442	$1,151,220
Corporate Bonds & Notes
Banking & Finance	0	260,139	0	260,139
Industrials	0	469,460	130,447	599,907
Utilities	0	201,872	0	201,872
Convertible Bonds & Notes
Banking & Finance	0	16,802	0	16,802
Industrials	0	25,937	0	25,937

48	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Municipal Bonds & Notes
Michigan	$0	$5,781	$0	$5,781
Puerto Rico	0	44,903	0	44,903
West Virginia	0	97	0	97
U.S. Government Agencies	0	23,168	0	23,168
Non-Agency Mortgage-Backed Securities	0	1,083,790	101,575	1,185,365
Asset-Backed Securities	15,863	645,272	216,984	878,119
Sovereign Issues	0	55,349	0	55,349
Common Stocks
Communication Services	2,127	0	943	3,070
Energy	1,188	0	0	1,188
Financials	656	0	18,725	19,381
Industrials	0	0	74,276	74,276
Materials	0	0	561	561
Utilities	0	0	6,833	6,833
Rights
Financials	0	0	335	335
Warrants
Financials	0	0	353	353
Information Technology	0	0	29,133	29,133
Preferred Securities
Banking & Finance	0	84,646	0	84,646
Industrials	0	263	5,476	5,739
Utilities	0	0	12,289	12,289
Real Estate Investment Trusts
Real Estate	5,703	0	0	5,703
Short-Term Instruments
Repurchase Agreements	0	138,800	0	138,800
Argentina Treasury Bills	0	1,137	0	1,137
U.S. Treasury Bills	0	36,134	0	36,134

Total Investments	$25,537	$3,731,328	$1,111,372	$4,868,237

Short Sales, at Value - Liabilities
Loan Participations and Assignments	$0	$(1,484)	$0	$(1,484)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,515	0	4,515
Over the counter	0	21,280	1,021	22,301

	$0	$25,795	$1,021	$26,816

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,655)	0	(4,655)
Over the counter	0	(5,051)	0	(5,051)

	$0	$(9,706)	$0	$(9,706)

Total Financial Derivative Instruments	$0	$16,089	$1,021	$17,110

Totals	$25,537	$3,758,229	$1,112,393	$4,883,863

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	49

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(2)
Investments in Securities, at Value
Loan Participations and Assignments	$210,938	$513,211	$(182,290)	$8,527	$(13,687)	$(43,984)	$43,621	$(22,894)	$513,442	$(40,700)
Corporate Bonds & Notes
Banking & Finance	0	17,358	(14,223)	439	(3,574)	0	0	0	0	0
Industrials	0	115,373	(474)	0	0	(10,148)	25,696	0	130,447	(10,148)
Convertible Bonds & Notes
Banking & Finance	1,211	0	(1,095)	0	0	(116)	0	0	0	0
Non-Agency Mortgage-Backed Securities	96,597	22,022	(13,546)	312	519	(4,329)	0	0	101,575	(3,456)
Asset-Backed Securities	150,850	122,274	(41,728)	127	115	(31,254)	16,600	0	216,984	(38,701)
Common Stocks
Communication Services	3,219	0	0	0	0	(2,276)	0	0	943	(2,276)
Financials	409	42,757	(499)	0	0	(23,942)	0	0	18,725	(24,032)
Industrials	19,690	43,444	0	0	0	11,109	33	0	74,276	11,109
Materials(3)	17,126	0	(16,653)	0	1,293	(1,205)	0	0	561	560
Real Estate	0	499	0	0	0	(499)	0	0	0	(499)
Utilities	11,342	0	0	0	0	(4,509)	0	0	6,833	(4,509)
Rights
Financials	0	0	0	0	0	335	0	0	335	335
Warrants
Financials	165	11,902	0	0	(105)	(11,609)	0	0	353	(11,444)
Information Technology	30,487	0	0	0	0	(1,354)	0	0	29,133	(1,354)
Preferred Securities
Industrials	5,292	0	0	0	0	184	0	0	5,476	184
Utilities	12,809	198	(49)	0	0	(669)	0	0	12,289	(669)

Totals	$560,135	$889,038	$(270,557)	$9,405	$(15,439)	$(124,266)	$85,950	$(22,894)	$1,111,372	$(125,600)

Financial Derivative Instruments - Assets
Over the counter	$0	$42	$0	$0	$0	$979	$0	$0	$1,021	$979

Totals	$560,135	$889,080	$(270,557)	$9,405	$(15,439)	$(123,287)	$85,950	$(22,894)	$1,112,393	$(124,621)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$176,430	Discounted Cash Flow	Discount Rate		2.540-11.041	6.228
	25,340	Indicative Market Quotation	Broker Quote		34.500-84.025	83.741
	9,720	Reference Instrument	Yield		6.366	—
	144,730	Proxy Pricing	Base Price		42.500-100.500	84.427
	157,222	Third Party Vendor	Broker Quote		35.000-98.875	87.753
Corporate Bonds & Notes
Industrials	105,225	Discounted Cash Flow	Discount Rate		12.080	—
	25,222	Reference Instrument	Weighted Average	BRL	42.864	—
Non-Agency Mortgage-Backed Securities	82,180	Discounted Cash Flow	Discount Rate		5.900-10.000	8.416
	19,395	Proxy Pricing	Base Price		0.000-1,331.084	1,112.848

50	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2022

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)			Weighted Average
Asset-Backed Securities	$104,931	Discounted Cash Flow	Discount Rate			6.750-22.500	9.866
	112,053	Proxy Pricing	Base Price			16.120-178,622.000	74,721.131
Common Stocks
Communication Services	943	Reference Instrument	Liquidity Discount			10.000	—
Financials	18,725	Indicative Market Quotation	EBITDA Multiple	X		7.000	—
Industrials	30,799	Discounted Cash Flow	Discount Rate			9.500-17.100	9.500
	12,899	Indicative Market Quotation	Broker Quote	$		23.650	—
	33	Other Valuation Techniques(4)	—			—	—
	30,545	Reference Instrument	Purchase Price	$		0.980	—
Materials	561	Comparable Companies	EBITDA Multiple	X		0.977	—
Utilities	6,833	Other Valuation Techniques(4)	—			—	—
Rights
Financials	335	Other Valuation Techniques(4)	—			—	—
Warrants
Financials	3	Indicative Market Quotation	EBITDA Multiple	X		7.000	—
	350	Other Valuation Techniques(4)	—			—	—
Information Technology	29,133	Comparable Companies /Discounted Cash Flow	EBITDA Multiple	X		3.875	—
Preferred Securities
Industrials	1,484	Comparable Companies	EBITDA Multiple	X		10.700/9.100	—
	3,992	Comparable Companies /Discounted Cash Flow	Book Value Multiple / Discount Rate	X/	%	0.260/21.660	—
Utilities	12,289	Discounted Cash Flow	Discount Rate			4.871	—

Financial Derivative Instruments - Assets
Over the counter	1,021	Indicative Market Quotation	Broker Quote			6.759	—

Total	$1,112,393

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Financials to Materials since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	51

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Credit Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2016. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently offers five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain

52	PIMCO INTERVAL FUNDS

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(loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. The Fund intends to distribute each year all of its net

ANNUAL REPORT	JUNE 30, 2022	53

Notes to Financial Statements (Cont.)

investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

The Fund may invest in one or more Subsidiaries that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

54	PIMCO INTERVAL FUNDS

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(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the associated recordkeeping requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund or class by the total number of shares outstanding of the Fund or class.

ANNUAL REPORT	JUNE 30, 2022	55

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments. A Fund’s investments in closed-end management investment companies are valued at the market price of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of

56	PIMCO INTERVAL FUNDS

June 30, 2022

investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation

ANNUAL REPORT	JUNE 30, 2022	57

Notes to Financial Statements (Cont.)

method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3).

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Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data,

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Notes to Financial Statements (Cont.)

estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable

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in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

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In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

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Notes to Financial Statements (Cont.)

The Fund may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Fund or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Fund believes that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If the Fund or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

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Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Performance in securitized investment strategies can be impacted from benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management (“AUM”), and may not be a sustainable source of performance as the fund grows in size. Purchasing odd lot positions may also provide diversification benefits when funds have limited AUM as purchasing round lot positions can lead a fund to have more concentrated positions.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO

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Notes to Financial Statements (Cont.)

trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this

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increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve

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Notes to Financial Statements (Cont.)

time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of June 30, 2022, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance

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of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities

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Notes to Financial Statements (Cont.)

under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Short Sales   Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference

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between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act, the Fund will account for derivative instruments at market value. For purposes of applying the Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value or any combination of

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Notes to Financial Statements (Cont.)

the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity

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Notes to Financial Statements (Cont.)

reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver,

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the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

(c) Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives. Except as otherwise described in the principal investment strategies for the Fund, the Fund will no longer be required to engage in asset segregation or cover techniques as of August 19, 2022.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

Principal risks associated with investment in the Fund are listed below.

Please see “Principal Risks of the Fund” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Asset Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk  is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by a Fund or held in a Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

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Notes to Financial Statements (Cont.)

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

Convertible Securities Risk  is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Corporate Debt Securities Risk  is the risk that the market value of a corporate debt security may be affected by factors directly relating to the issuer and that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

“Covenant-Lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Counterparty Risk  is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by a Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

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Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur, and the swap is held to its termination date. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or a Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.

Currency Risk  is the risk that investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management, counterparty, operational and legal risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

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Notes to Financial Statements (Cont.)

Distressed and Defaulted Securities Risk  is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Risk  is the risk that, although a Fund may seek to maintain a level distribution rate, a Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future. For instance, during periods of low or declining interest rates, a Fund’s distributable income and dividend levels may decline for many reasons. For example, a Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Focused Investment Risk  is the risk that, to the extent that the Fund focuses its investments in a particular industry, country or geographic region, the NAV of the Common Shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign Loan Originations Risk  is the risk that results form the fact that a Fund may originate loans to foreign entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as a Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. A Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation

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increases, the real value of a Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and common shares.

Interest Rate Risk  is the risk that fixed income securities and other instruments in a Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large Shareholder Risk  is the risk that, to the extent a large proportion of the Common Shares are held by a small number of shareholders (or a single shareholder), including affiliates of the Investment Manager, a Fund may be adversely impacted if such shareholders purchase or request repurchases of large amounts of Common Shares. For example, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of Common Shares that a Fund has offered to repurchase. If a repurchase offer is oversubscribed, a Fund will repurchase only a pro rata portion of the Common Shares tendered by each shareholder. In addition, substantial repurchases of Common Shares could result in a decrease in a Fund’s net assets, resulting in an increase in a Fund’s total annual operating expense ratio.

Leverage Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent a Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral.

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Notes to Financial Statements (Cont.)

In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent a Fund acquires loans, including bank loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Loan Origination Risk  is the risk associated with the fact that the Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. A Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments being over-concentrated in certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Market Disruption Risk  is the risk associated with the fact that a Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to a Fund’s investments or the Investment Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an

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infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Mortgage-Related and Other Asset-Backed Instruments Risk  is the risk that is associated with the fact that a Fund may invest in mortgage-related assets, which may include but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

Municipal Bond Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Platform Risk  is the risk resulting from the fact that the Alt Lending ABS in which a Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, a Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, a Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If a Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to a Fund. If a borrower is unable or fails to make payments on a loan for any reason, a Fund may be greatly limited in its

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Notes to Financial Statements (Cont.)

ability to recover any outstanding principal or interest due, as (among other reasons) a Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect a Fund’s after-tax returns.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Privacy and Data Security Risk  is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities  is the risk that PIMCO’s interests or the interests of its clients may conflict with those of the Fund and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Real Estate Risk  is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating

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companies (‘REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. The Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Reinvestment Risk  is the risk that income from a Fund’s portfolio will decline if and when a Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Regulatory Changes Risk  is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

Regulatory Risk — LIBOR  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Repurchase Offers Risk  is the risk that results from the fact that the Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, intends to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover

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Notes to Financial Statements (Cont.)

its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Except as otherwise described in the principal investment strategies for the Fund, the Fund will no longer be required to engage in asset segregation or cover techniques as of August 19, 2022.

Senior Debt Risk  is the risk that a Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, a Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Sovereign Debt Risk  is the risk that, in addition to the other risks applicable to debt investments, sovereign debt may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Sovereign Risk  is the risk that foreign (non-U.S.) securities may experience more rapid and extreme changes in value than in securities of U.S. issuers or securities that trade exclusively in U.S. markets.

Special Purpose Acquisition Companies (“SPACs”) Risk  is the risk that, because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk  is the risk that holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. Structured products generally entail risks associated with derivative instruments.

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Subprime Risk  is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by a Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk  is the risk that, by investing in a Fund’s Subsidiary, the Fund would be exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, a Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of a Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk  is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will be satisfied in full, or that such obligations will not decrease in value or default.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond and Payment-In-Kind Securities Risk  is the risk presented by the market prices of zero-coupon, step ups and payment-in-kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash, and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with

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Notes to Financial Statements (Cont.)

financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback

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transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as

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Notes to Financial Statements (Cont.)

those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rate shown in the table below:

Annual Rate(1)

All Classes	1.30%

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor”, affiliate of PIMCO) serves as the principal underwriter in the continuous public offering of the Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with the Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management.

The Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and/or shareholder servicing fees. Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase and/or hold Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares, as applicable. Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares and may cost a shareholder more than other sales charges. The maximum annual rates at which the distribution and/or servicing fee may be paid under the Distribution and Servicing Plan for Class A-1 and Class A-2 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-1 and Class A-2 Common Shares) is 0.50%. The maximum annual rates at which the distribution and/or servicing fee may be paid under the Distribution and Servicing Plan for Class A-3 and Class A-4 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-3 Common Shares and Class A-4 Common Shares) is 0.75%.

(c) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and

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commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including, without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as the Fund,

ANNUAL REPORT	JUNE 30, 2022	89

Notes to Financial Statements (Cont.)

PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AGI U.S.”), an affiliate of PIMCO, served as investment manager.

On May 17, 2022, AGI U.S. pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The Fund pays no compensation to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through November 1, 2022, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s net assets attributable to Common Shares, (the “Expense Limit”). Under an expense limitation agreement, which, following the completion of the period ending November 1, 2022, renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) within thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. The waiver, if any, is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have

90	PIMCO INTERVAL FUNDS

June 30, 2022

been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$39,072	$277,182

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$266,539	$170,885	$3,328,937	$1,354,310

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2022	91

Notes to Financial Statements (Cont.)

13. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 06/30/2022		Year Ended 06/30/2021

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	149,344	$1,362,778	79,248		$729,868

Class A-1	1,225	11,500	1	(a)	10	(a)

Class A-2	6,729	62,842	3,700		34,957

Class A-3	23,670	221,586	9,089	(b)	86,610	(b)

Class A-4	7,329	66,802	3,505		32,056

Issued as reinvestment of distributions

Institutional Class	6,617	59,068	3,304		30,630

Class A-1	0	1	0	(a)	0	(a)

Class A-2	375	3,291	66		621

Class A-3	1,134	10,003	95	(b)	914	(b)

Class A-4	830	7,357	495		4,574

Cost of shares redeemed

Institutional Class	(44,176)	(400,837)	(37,320)		(335,824)

Class A-1	(1)	(11)	0	(a)	0	(a)

Class A-2	(187)	(1,663)	(316)		(3,005)

Class A-3	(1,559)	(13,739)	0	(b)	0	(b)

Class A-4	(1,112)	(10,239)	(695)		(6,207)

Net increase (decrease) resulting from Fund share transactions	150,218	$1,378,739	61,172		$575,204

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class A-1 was January 29th, 2021.
(b)	Inception date of Class A-3 was November 9th, 2020.

As of June 30, 2022, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 26% of the Fund.

14. REPURCHASE OFFERING

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio

92	PIMCO INTERVAL FUNDS

June 30, 2022

securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per Common Share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

During the period ended June 30, 2022, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

August 5, 2021
Institutional Class	5%	6,642,762	3.22%
Class A-1	5	0	0.00
Class A-2	5	0	0.00
Class A-3	5	0	0.00
Class A-4	5	201,665	1.64

November 5, 2021
Institutional Class	5	6,259,772	2.71
Class A-1	5	0	0.00
Class A-2	5	5,619	0.08
Class A-3	5	26,598	0.13
Class A-4	5	309,146	2.32

ANNUAL REPORT	JUNE 30, 2022	93

Notes to Financial Statements (Cont.)

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

February 4, 2022
Institutional Class	5%	10,657,770	4.08%
Class A-1	5	1,166	0.10
Class A-2	5	39,833	0.45
Class A-3	5	412,476	1.49
Class A-4	5	130,483	0.84

May 4, 2022
Institutional Class	5	20,458,779	6.97
Class A-1	5	0	0.00
Class A-2	5	110,628	1.05
Class A-3	5	1,006,383	3.27
Class A-4	5	315,070	1.74

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company were formed as wholly owned subsidiaries acting as investment vehicles for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure and incorporation as of June 30, 2022 of the Subsidiaries.

Subsidiary	Date of Organization	Subsidiary % of Consolidated Fund Net Assets†

PFLEXLS I LLC	12/01/2017	1.5%

CLM 13648 LLC	03/29/2018	0.0

MLM 13648 LLC	04/03/2018	0.2

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

94	PIMCO INTERVAL FUNDS

June 30, 2022

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Flexible Credit Income Fund	$165,047	$0	$(648,045)	$(42,229)	$(93,769)	$0	$0	$(618,996)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, grantor trusts and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2021 through June 30, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through June 30, 2022 and Ordinary losses realized during the period January 1, 2022 through June 30, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Credit Income Fund	$29,525	$64,244

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2022	95

Notes to Financial Statements (Cont.)

June 30, 2022

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Flexible Credit Income Fund	$5,538,387	$175,457	$(830,162)	$(654,705)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, grantor trusts and partnerships.

For the fiscal years ended June 30, 2022 and June 30, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	Year Ended June 30, 2022			Year Ended June 30, 2021
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Flexible Credit Income Fund	$236,020	$0	$0	$141,153	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

96	PIMCO INTERVAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Flexible Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Flexible Credit Income Fund and its subsidiaries (the “Fund”) as of June 30, 2022, the related consolidated statements of operations and cash flows for the year ended June 30, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

ANNUAL REPORT	JUNE 30, 2022	97

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BNY	Bank of New York Mellon	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BOS	BofA Securities, Inc.	MSB	Morgan Stanley Bank, N.A
BPG	BNP Paribas Securities Corp.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NOM	Nomura Securities International Inc.
BYL	Barclays Bank PLC London Branch	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RCE	Royal Bank of Canada Europe Limited
CDC	Natixis Securities Americas LLC	RDR	RBC Capital Markets LLC
CDI	Natixis	RTA	RBC (Barbados) Trading Bank Corp.
CEW	Canadian Imperial Bank of Commerce World Markets	RYL	NatWest Markets Plc
CIB	Canadian Imperial Bank of Commerce	SBI	Citigroup Global Markets Ltd.
DBL	Deutsche Bank AG London	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.	UBS	UBS Securities LLC
JML	JP Morgan Securities Plc

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	PEN	Peruvian New Sol
CHF	Swiss Franc	PLN	Polish Zloty
CNY	Chinese Renminbi (Mainland)	RUB	Russian Ruble
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound	ZAR	South African Rand
IDR	Indonesian Rupiah

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	SOFR	Secured Overnight Financing Rate
BADLARPP	Argentina Badlar Floating Rate Notes	SOFR30A	30-day Secured Overnight Financing Rate Average
BP0003M	3 Month GBP-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
BRL-CDI	Brazil Interbank Deposit Rate	TSFR1M	Term SOFR 1-Month
EUR003M	3 Month EUR Swap Rate	US0001M	ICE 1-Month USD LIBOR
LIBOR01M	1 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR	WIBOR03M	3 Month Warsaw Inter Bank Offering Rate
LIBOR06M	6 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
CBO	Collateralized Bond Obligation	OIS	Overnight Index Swap
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
DAC	Designated Activity Company	TBA	To-Be-Announced
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

98	PIMCO INTERVAL FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Flexible Credit Income Fund	0%	3%	$170,666	$0	$160,441

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Flexible Credit Income Fund	3%

ANNUAL REPORT	JUNE 30, 2022	99

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Credit Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.1822	$0.0000	$0.0000	$0.1822

June 2022	$0.1765	$0.0000	$0.0000	$0.1765

Class A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.1707	$0.0000	$0.0000	$0.1707

June 2022	$0.1656	$0.0000	$0.0000	$0.1656

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.1707	$0.0000	$0.0000	$0.1707

June 2022	$0.1656	$0.0000	$0.0000	$0.1656

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.1654	$0.0000	$0.0000	$0.1654

June 2022	$0.1602	$0.0000	$0.0000	$0.1602

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.1654	$0.0000	$0.0000	$0.1654

June 2022	$0.1602	$0.0000	$0.0000	$0.1602

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

100	PIMCO INTERVAL FUNDS

Changes to Boards of Trustees

(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney as a Trustee of the Fund.

ANNUAL REPORT	JUNE 30, 2022	101

Dividend Reinvestment Plan

(Unaudited)

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

102	PIMCO INTERVAL FUNDS

Management of the Fund

(Unaudited)

The chart below identifies Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.

A Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Since inception.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	29	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Since January 2019.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	29	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020.	Trustee (since 2019) and Governance Committee Chair (since 2020), Vermont Law School; Director and Treasurer, Center for Reproductive Rights (since 2015). Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

ANNUAL REPORT	JUNE 30, 2022	103

Management of the Fund (Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Kathleen McCartney 1956	Trustee	Since July 2022.	President, Smith College (since 2013); Director, Five Colleges, Inc., consortium of liberal arts colleges and universities (since 2013); President, Five Colleges, Inc., (since 2020); Formerly, Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); Trustee, Tufts University (2007-2013).	29	None

William B. Ogden, IV 1945	Trustee	Since inception.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	29	Trustee, Allianz Funds (2006-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Alan Rappaport 1953	Trustee	Since inception.	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	29	Trustee, Allianz Funds (2010-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

104	PIMCO INTERVAL FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

E. Grace Vandecruze 1963	Trustee	Since 2021.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistic REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M. Financial Group, a life insurance company (2015-2021); Director, SBLI USA, a life insurance company (2015-2018).	29	None

Interested Trustees**

David N. Fisher*** 1968	Trustee	Since 2019.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	29	None

John C. Maney*** 1959	Trustee	Since inception.	Senior Advisor to PIMCO (since June 2021); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Consultant to PIMCO ( January 2020-June 2021); Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	29	None

*	Under the Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee services until his or her retirement, resignation or replacement.
**	The Trustee is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliations with PIMCO and its affiliates.
***	Messrs. Fisher’s and Maney’s address is 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	JUNE 30, 2022	105

Management of the Fund (Cont.)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill 1980	Vice President	Since August 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

106	PIMCO INTERVAL FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Jeffrey A. Byer[1] 1976	Vice President	Since 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Elizabeth A. Duggan[1] 1964	Vice President	Since 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Mark A. Jelic[1] 1981	Vice President	Since 2021	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kenneth W. Lee[1] 1972	Vice President	Since August 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keith A. Werber[1] 1973	Vice President	Since June 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and VIT.

Brandon T. Evans[1] 1982	Deputy Treasurer	Since March 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	JUNE 30, 2022	107

Approval of Investment Management Agreement

PFLEX

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”) of PIMCO Flexible Credit Income Fund (the “Fund”), voting separately, annually approve the continuation of the Amended and Restated Investment Management Agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”) (the “Investment Management Agreement”). At an in-person meeting held on June 15-16, 2022 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Investment Management Agreement for an additional one-year period commencing on August 1, 2022. In addition, the Board considered and unanimously approved the continuation of the Investment Management Agreements between PIMCO and each wholly-owned subsidiary of the Fund (each, a “Subsidiary” and, collectively, the “Subsidiaries”) (collectively, the “Subsidiary Agreement” and, together with the Investment Management Agreement, the “Agreements”), for the same additional one-year period.

In addition to the Approval Meeting, the Contracts Committee (the “Committee”) and the Performance Committee of the Board held a joint meeting on May 16, 2022 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Committee and the full Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering the Agreements and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating the Agreements, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Fund. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on the net asset value (“NAV”) of the Fund’s Institutional Class common shares (both absolute and compared against its Broadridge Performance Universe (as defined below)) and distribution yield, use of leverage, risks, and other

108	PIMCO INTERVAL FUNDS

(Unaudited)

portfolio information, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed the Fund based on a number of factors, including fees/ expenses, performance, distribution yield, and risk-based factors, as of December 31, 2021. Additionally, the Trustees considered the impact of significant market volatility that occurred before, during, and/or after the period for which information was requested in conducting its evaluation of PIMCO. They also considered, among other information, performance based on NAV, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with the Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for the Fund by Broadridge Financial Solutions, Inc. (“Broadridge”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

With respect to the Subsidiary Agreement, the Trustees considered that the Fund utilizes its Subsidiaries to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreement in the same manner as it does for the Fund under the Investment Management Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Subsidiary Agreement and that PIMCO’s profitability with respect to the Fund is not impacted as a result of the Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the Investment Management Agreement.

In addition to approving the continuation of the Agreements at the Approval Meeting, the Board noted that it had also approved, at a separate meeting of the Board on March 24-25, 2022, an immaterial amendment to the Investment Management Agreement to provide that, by investing in PIMCO Funds: Private Account Portfolio Series — PIMCO Short-Term Floating NAV Portfolio III and/or PIMCO Funds: Private Account Portfolio Series — PIMCO Short Asset Portfolio, each a series of PIMCO Funds (the “Central Funds”), 0.005% of the Fund’s management fee will be designated as compensation for the investment advisory services PIMCO provides to the Central Funds, as applicable. The Trustees considered that the Central Funds are offered as cash management vehicles available only to the Fund and other registered investment companies (or series thereof) for which PIMCO serves as investment adviser and that the Central Funds do not pay an investment advisory fee to PIMCO. The Trustees considered that the fees payable by the Fund pursuant to the amendment will not increase or otherwise change, PIMCO’s level of services to the Fund under the Investment Management Agreement will not be reduced in any way and that the amendment will have no effect on PIMCO’s profitability with respect to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured

ANNUAL REPORT	JUNE 30, 2022	109

Approval of Investment Management Agreement (Cont.)

particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Fund. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund, noting PIMCO’s experience in managing interval funds, such as the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the breadth of the Fund’s investment universe; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; information regarding the Fund’s use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems and cybersecurity measures, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on the Fund and its portfolio holdings of market volatility during the time periods for which information was provided.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Fund beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Fund; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Fund; and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk that PIMCO has undertaken as investment manager and sponsor of the Fund. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Fund’s various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.

110	PIMCO INTERVAL FUNDS

(Unaudited)

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and that PIMCO would otherwise be able to continue to provide investment and non-investment services to the Fund of an appropriate extent and quality.

Fee and Expense Information

In assessing the reasonableness of the Fund’s fees and expenses under the Investment Management Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (its “Broadridge Expense Group”) as well as of a broader universe of peer funds identified by Broadridge (its “Broadridge Expense Universe”). The total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of fee and expense waivers/reimbursements. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Group and Broadridge Expense Universe.

The Trustees considered that PIMCO has entered into an expense limitation agreement with the Fund pursuant to which PIMCO has contractually agreed, through November 1, 2022, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, expenses related to obtaining or maintaining a legal entity identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under the Fund’s expense limitation agreement under certain conditions.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Fund, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end funds, exchange-traded funds, and listed closed-end funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing interval funds such as the Fund. For example, the Trustees considered that, as an interval fund, the Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, (iii) changes in leverage, all of which results in more burdensome portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds and (iv) investing in non-traditional and less liquid holdings as compared to open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Fund in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide

ANNUAL REPORT	JUNE 30, 2022	111

Approval of Investment Management Agreement (Cont.)

considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Fund is subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Fund.

The Trustees also took into account that the Fund pays management fees on assets attributable to types of leverage that it uses (such as reverse repurchase agreements and dollar rolls), which increases the amount of management fees payable by the Fund under the Agreement (because the Fund’s fees are calculated based on total managed assets (including assets attributable to reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unified fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO regarding the Fund’s use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that the contractual and actual management fee rates for the Fund under its unified fee arrangement were above the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. The Trustees took into account that the Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees also considered that PIMCO has entered into an expense limitation agreement for the Fund. The Trustees determined that a comparison of the Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unified fee arrangement has benefited and will continue to benefit common shareholders because it provides an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets, including assets attributable to preferred shares, and other forms of leverage, making it more predictable under ordinary circumstances in comparison to other

112	PIMCO INTERVAL FUNDS

(Unaudited)

fee and expense structures, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangement generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Comparative performance results for the Fund reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding the Fund’s performance based on NAV, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of the Fund (its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Fund’s comparative yield and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by the Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe. The Board discussed with PIMCO potential reasons for the relative underperformance of the Fund for the three-year period ended December 31, 2021 and reviewed more recent performance for the period ended March 31, 2022.

In addition, the Trustees considered matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for the Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO, including the Fund (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2021; and (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2021 and December 31, 2020. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

ANNUAL REPORT	JUNE 30, 2022	113

Approval of Investment Management Agreement (Cont.)

The Trustees also considered information regarding possible economies of scale in the operation of the Fund. The Trustees noted that the Fund does not currently have any breakpoints in its management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Fund and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Fund in return for fees paid. The Trustees also considered that the unified fee arrangement provides inherent economies of scale because the Fund maintains competitive fixed unified fees even if the Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Fund’s unified fee arrangement, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangement protects shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

Fund Analysis

With regard to the investment performance of the Fund’s Institutional Class Shares and the fees charged to the Fund, the Board considered the following information. With respect to performance quintile rankings for the Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-year period and fourth quintile performance for the three-year period ended December 31, 2021.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

114	PIMCO INTERVAL FUNDS

(Unaudited)

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

ANNUAL REPORT	JUNE 30, 2022	115

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

116	PIMCO INTERVAL FUNDS

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2022	117

Investment Strategy Updates

(Unaudited)

On March 25, 2022, the Board approved the removal of PFLEX’s non-fundamental investment guideline limiting the Fund’s investments in securities denominated in foreign (non-U.S.) currencies to 25% of the Fund’s total assets.

118	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF3001AR_063022

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2022	$ 242,783
	June 30, 2021	$ 199,264

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2022	$ —
	June 30, 2021	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	June 30, 2022	$ —
	June 30, 2021	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	June 30, 2022	$ —
	June 30, 2021	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	June 30, 2022	June 30, 2021

PIMCO Flexible Credit Income Fund	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	13,128,802	15,411,504

Totals	$13,128,802	$15,411,504

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

Joseph B. Kittredge, Jr.

William B. Ogden, IV

Alan Rappaport

E. Grace Vandecruze

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities. 2 PIMCO has retained an Industry Service Provider (“ISP”) 3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.    When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 1, 2022, the following individuals have primary responsibility for the day-to-day management of the PIMCO Flexible Credit Income Fund (the “Fund”):

Daniel J. Ivascyn - Mr. Ivascyn has been the lead portfolio manager of the Fund since its inception in February 2017. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata - Mr. Murata has been a portfolio manager of the Fund since its inception in February 2017. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Marc P. Seidner - Mr. Seidner has been a portfolio manager of the Fund since its inception February 2017. Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014.

Mark R. Kiesel - Mr. Kiesel has been a portfolio manager of the Fund since its inception in February 2017. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Christian Stracke - Mr. Stracke has been a portfolio manager of the Fund since its inception February 2017. Mr. Stracke is a managing director in the Newport Beach office, global head of the credit research group, and co-head of PIMCO’s BRAVO opportunistic private strategies complex. Mr. Stracke is also a senior portfolio manager across PIMCO’s suite of private credit strategies, investing across mortgage, real estate, specialty financials, corporate special situations, and performing private corporate credit. In addition to his portfolio management responsibilities, he sits on the firm’s Executive Committee.

Eve Tournier - Ms. Tournier has been a portfolio manager of the Fund since its inception February 2017. Ms. Tournier is a managing director in the London office and head of pan-European credit portfolio management. She is the lead portfolio manager for the firm’s global multi-sector credit strategies as well as dedicated European credit and European income-oriented portfolios, and she is also a member of the European portfolio committee.

Jamie Weinstein - Mr. Weinstein has been a portfolio manager of the Fund since November 2020. Mr. Weinstein is a managing director and portfolio manager in the Newport Beach office and head of corporate special situations, focusing on PIMCO’s opportunistic and alternative strategies within corporate credit. Prior to joining PIMCO in 2019, he worked for KKR as a portfolio manager for the firm’s special situations funds and portfolios, which he managed since their inception in 2009. He was also a member of the firm’s special situations, real estate, and India NBFC investment committees and the KKR credit portfolio management committee. Previously, Mr. Weinstein was a portfolio manager with responsibility across KKR’s credit strategies. He has 18 years of investment experience and holds an MBA from Stanford University and a bachelor’s degree in civil engineering and operations research from Princeton University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2022, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn[1]	18	$160,678.66	20	$83,564.87	8	$2,604.04
Alfred T. Murata[2]	20	$162,330.18	19	$41,791.98	4	$566.96
Marc P. Seidner[3]	19	$19,125.53	25	$15,707.97	35	$15,982.63
Mark R. Kiesel[4]	20	$125,843.84	54	$69,225.89	93	$57,196.05
Christian Stracke[5]	2	$556.05	6	$2,404.50	1	$2.06
Eve Tournier[6]	3	$15,149.52	36	$24,281.62	22	$5,464.77
Jamie Weinstein[7]	2	$1,733.49	3	$6,992.80	0	$0.00

1 Of these Other Pooled Investment Vehicles,   9   accounts totaling  $17,222.64 million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   1   account totaling   $286.90     million in assets pays an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles, 5   accounts totaling   $9,877.10     million in assets pay an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles,     5     accounts totaling   $1,922.84  million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   12   accounts totaling     $7,363.35     million in assets pay an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Pooled Investment Vehicles,     2     accounts totaling   $392.82  million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   3   accounts totaling   $1,758.50     million in assets pay an advisory fee that is based in part on the performance of the accounts.

5 Of these Other Pooled Investment Vehicles, 5   accounts totaling   $2,318.68     million in assets pay an advisory fee that is based in part on the performance of the accounts.

6 Of these Other Pooled Investment Vehicles,   2     accounts totaling  $693.24 million in assets pay) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,  2   accounts totaling   $464.38   million in assets pay an advisory fee that is based in part on the performance of the accounts.

7 Of these Other Pooled Investment Vehicles,   1     account totaling   $6,062.56    million in assets pays an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with AllianzSE, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for both the Fund and other Clients to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other Clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other Clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another Client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of material non-public information (“MNPI”) which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Certain service providers to the Funds are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Funds. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2022, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and CORE values of collaboration, openness, responsibility and excellence. Key Principles on Compensation Philosophy include:

•	PIMCO’s compensation practices are designed to attract and retain high performers;
•	PIMCO’s compensation philosophy embraces a corporate culture of rewarding behaviors aligned to our CORE values;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through awards linked to firm performance; and
•	PIMCO’s “Discern and Differentiate” discipline incorporates individual performance rating to guide total compensation.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Prior to March 2020, M Options were awarded to key professionals. The M Unit program provided mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers to better align employee incentives with the Firm’s long-term results. Options awarded under the program vest over a number of years and may be converted into non-voting PIMCO equity which shares in the profit distributions of the Firm.

Eligibility to participate in the LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2022:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2022
Daniel J. Ivascyn	over $1,000,000
Alfred T. Murata	over $1,000,000
Marc P. Seidner	None
Mark R. Kiesel	None
Christian Stracke	None
Eve Tournier	$100,001-$500,000
Jamie Weinstein	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: September 1, 2022

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 1, 2022